AS FILED WITH THE SEC ON _____________.               REGISTRATION NO. 333-07451
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                              --------------------

                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                             (800) 437-4016 EXT. 46
          (Address and telephone number of principal executive offices)

                              --------------------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)


                                    Copy to:
                                JEFFREY C. MARTIN
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                              --------------------


Variable Universal Life Insurance Contracts--The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice for fiscal year 1996 was filed on February 28, 1997.


It is proposed that this filing will become effective (check appropriate space):


    [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

    [X] on  May 1, 1997 pursuant to paragraph (b) of Rule 485
           ------------
              (date)

    [ ] 60 days after filing pursuant to paragraph (a) of Rule 485

    [ ] on              pursuant to paragraph (a) of Rule 485
           ------------
              (date)

================================================================================



                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)


N-8B-2 ITEM NUMBER                                       LOCATION
------------------                                       --------

        1.                                               Cover Page

        2.                                               Cover Page

        3.                                               Not Applicable

        4.                                               Sale of the Contract and Sales Commissions

        5.                                               The Pruco Life Variable Appreciable Account

        6.                                               The Pruco Life Variable Appreciable Account

        7.                                               Not Applicable

        8.                                               Not Applicable

        9.                                               Litigation

       10.                                               Brief Description of the Contract; Short-Term
                                                         Cancellation Right, or "Free Look"; Type of Death
                                                         Benefit; Changing the Type of Death Benefit; Premiums;
                                                         Contract Date; Allocation of Premiums; Transfers; Dollar
                                                         Cost Averaging, Auto-Rebalancing; Charges and
                                                         Expenses; How a Contract's Cash Surrender Value Will
                                                         Vary; How a Type A (Fixed) Contract's Death Benefit
                                                         Will Vary; How a Type B (Variable) Contract's Death
                                                         Benefit Will Vary; Surrender of a Contract; Withdrawals;
                                                         Increases in Basic Insurance Amount; Decreases in Basic
                                                         Insurance Amount; Lapse and Reinstatement; When
                                                         Proceeds are Paid; Riders; Other General Contract
                                                         Provisions; Voting Rights; Substitution of Series Fund
                                                         Shares

       11.                                               Brief Description of the Contract; The Pruco Life
                                                         Variable Appreciable Account

       12.                                               Cover Page; Brief Description of the Contract; The
                                                         Prudential Series Fund, Inc.; Sale of the Contract and
                                                         Sales Commissions

       13.                                               Brief Description of the Contract; The Prudential Series
                                                         Fund, Inc.; Charges and Expenses; Sale of the Contract
                                                         and Sales Commissions

       14.                                               Brief Description of the Contract; Requirements for
                                                         Issuance of a Contract

       15.                                               Brief Description of the Contract; Allocation of
                                                         Premiums; Transfers; Dollar Cost Averaging, Auto-
                                                         Rebalancing; The Fixed-Rate Option

       16.                                               Brief Description of the Contract; Detailed Information
                                                         for Prospective Contract Owners

       17.                                               When Proceeds are Paid

       18.                                               The Pruco Life Variable Appreciable Account

      19.                                                Reports to Contract Owners



N-8B-2 ITEM NUMBER                                      LOCATION
-----------------                                       --------

      20.                                               Not Applicable

      21.                                               Contract Loans

      22.                                               Not Applicable

      23.                                               Not Applicable

      24.                                               Other General Contract Provisions

      25.                                               Pruco Life Insurance Company

      26.                                               Brief Description of the Contract; The Prudential Series
                                                        Fund, Inc.; Charges and Expenses

      27.                                               Pruco Life Insurance Company; The Prudential Series
                                                        Fund, Inc.

      28.                                               Pruco Life Insurance Company; Directors and Officers

      29.                                               Pruco Life Insurance Company

      30.                                               Not Applicable

      31.                                               Not Applicable

      32.                                               Not Applicable

      33.                                               Not Applicable

      34.                                               Not Applicable

      35.                                               Pruco Life Insurance Company

      36.                                               Not Applicable

      37.                                               Not Applicable

      38.                                               Sale of the Contract and Sales Commissions

      39.                                               Sale of the Contract and Sales Commissions

      40.                                               Not Applicable

      41.                                               Sale of the Contract and Sales Commissions

      42.                                               Not Applicable

      43.                                               Not Applicable

      44.                                               Brief Description of the Contract; The Prudential Series
                                                        Fund, Inc.; How a Contract's Cash Surrender Value Will
                                                        Vary; How a Type A (Fixed) Contract's Death Benefit
                                                        Will Vary; How a Type B (Variable) Contract's Death
                                                        Benefit Will Vary

      45.                                               Not Applicable

      46.                                               Brief Description of the Contract; The Pruco Life
                                                        Variable Appreciable Account; The Prudential Series
                                                        Fund, Inc.

      47.                                               The Pruco Life Variable Appreciable Account; The
                                                        Prudential Series Fund, Inc.

      48.                                               Not Applicable

      49.                                               Not Applicable

      50.                                               Not Applicable





N-8B-2 ITEM NUMBER                                      LOCATION
------------------                                      --------

      51.                                               Not Applicable

      52.                                               Substitution of Series Fund Shares

      53.                                               Tax Treatment of Contract Benefits

      54.                                               Not Applicable

      55.                                               Not Applicable

      56.                                               Not Applicable

      57.                                               Not Applicable

      58.                                               Not Applicable

      59.                                               Financial Statements; Financial Statements of the Pruco
                                                        Life Variable Appreciable Account; Consolidated
                                                        Financial Statements of Pruco Life Insurance Company
                                                        and Subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS


MAY 1, 1997


PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

VARIABLE UNIVERSAL LIFE

This prospectus describes a flexible premium variable universal life insurance contract (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life"). The Contract provides life insurance coverage with flexible premium payments and a variety of investment options. Subject to an initial premium, you can pay premium amounts as desired, so long as sufficient money is in the Contract Fund to cover all charges. If there is insufficient money in the Contract Fund, the Contract may lapse without value.

There are two types of death benefit available. One type generally remains fixed in the amount initially selected, the other will vary daily with the investment performance of the investment options you select. For each type, there are generally two death benefit guarantees, each of which can be secured by a certain level of premium payments.


A portion of the Contract's premiums and the earnings on those premiums will be held in one or more of the following ways.



o They may be invested in one or more of 10 available subaccounts of the Pruco Life Variable Appreciable Account, each of which invests in a corresponding portfolio of:

              THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND")



  Money Market                High Yield Bond          Equity
  Diversified Bond            Stock Index              Prudential Jennison
  Conservative Balanced       Equity Income            Global
  Flexible Managed


 o They may be allocated to a fixed-rate option which guarantees a stipulated rate of interest. Interest is credited daily upon any portion of the premium payment allocated to the fixed-rate option at rates periodically declared by Pruco Life Insurance Company in its sole discretion but never less than an effective annual rate of 4%.



This prospectus describes the Contract generally and the Pruco Life Variable Appreciable Account.



The attached prospectus for the Series Fund and the related statement of additional information describe the investment objectives and the risks of investing in the portfolios. Additional investment options may be added in the future.


THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE, A NEW POLICY SUPPLEMENTING THE EXISTING POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE SERIES FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          PRUCO LIFE INSURANCE COMPANY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                        Telephone: (800) 437-4016 ext. 46


VUL-1 Ed 5-97   Catalog # 64M9743





                               PROSPECTUS CONTENTS

                                                                                                                            Page
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS...........................................................................1

BRIEF DESCRIPTION OF THE CONTRACT..............................................................................................2

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, THE PRUCO LIFE VARIABLE
     APPRECIABLE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE
     UNDER THE CONTRACT........................................................................................................4
     PRUCO LIFE INSURANCE COMPANY..............................................................................................4
     THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT...............................................................................4
     THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND")  ....................................................................5
     THE FIXED-RATE OPTION.....................................................................................................6
     WHICH INVESTMENT OPTION SHOULD BE SELECTED?...............................................................................6

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS...........................................................................7
     REQUIREMENTS FOR ISSUANCE OF A CONTRACT...................................................................................7
     SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"..............................................................................7
     TYPE OF DEATH BENEFIT.....................................................................................................7
     CHANGING THE TYPE OF DEATH BENEFIT........................................................................................8
     PREMIUMS..................................................................................................................8
     DEATH BENEFIT GUARANTEE...................................................................................................9
     CONTRACT DATE............................................................................................................10
     ALLOCATION OF PREMIUMS ..................................................................................................11
     TRANSFERS................................................................................................................11
     DOLLAR COST AVERAGING....................................................................................................11
     AUTO-REBALANCING.........................................................................................................12
     CHARGES AND EXPENSES.....................................................................................................12
     HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY..........................................................................14
     HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY..................................................................15
     HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY...............................................................16
     SURRENDER OF A CONTRACT..................................................................................................17
     WITHDRAWALS..............................................................................................................17
     INCREASES IN BASIC INSURANCE AMOUNT......................................................................................18
     DECREASES IN BASIC INSURANCE AMOUNT......................................................................................18
     WHEN PROCEEDS ARE PAID...................................................................................................19
     LIVING NEEDS BENEFIT.....................................................................................................19
     ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS.........................................20
     CONTRACT LOANS...........................................................................................................22
     SALE OF THE CONTRACT AND SALES COMMISSIONS...............................................................................22
     TAX TREATMENT OF CONTRACT BENEFITS.......................................................................................23
     WITHHOLDING..............................................................................................................24
     LAPSE AND REINSTATEMENT..................................................................................................25
     LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS......................................................25
     OTHER GENERAL CONTRACT PROVISIONS........................................................................................25
     RIDERS...................................................................................................................26
     VOTING RIGHTS............................................................................................................26
     SUBSTITUTION OF SERIES FUND SHARES.......................................................................................27
     REPORTS TO CONTRACT OWNERS...............................................................................................27
     STATE REGULATION.........................................................................................................27
     EXPERTS..................................................................................................................27
     LITIGATION...............................................................................................................28
     ADDITIONAL INFORMATION...................................................................................................28
     FINANCIAL STATEMENTS.....................................................................................................28

DIRECTORS AND OFFICERS........................................................................................................29






                                                                                                                            Page
FINANCIAL STATEMENTS OF THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT...........................................................A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES............................................B1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND.

                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS

ACCUMULATED NET PAYMENTS--The actual premium payments you make accumulated at an effective annual rate of 4% less any withdrawals you make accumulated at an effective annual rate of 4%.

ATTAINED AGE--The insured's age on the Contract date plus the number of years since then.

BASIC INSURANCE AMOUNT--The amount of life insurance as shown in the Contract.

CASH SURRENDER VALUE--The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and, during the first 10 Contract years, minus the applicable surrender charge.

CONTRACT--The variable universal life insurance policy described in this prospectus.

CONTRACT ANNIVERSARY--The same date as the Contract date in each later year.

CONTRACT DATE--The date the Contract is effective, as specified in the Contract.

CONTRACT DEBT--The principal amount of all outstanding loans plus any interest we have charged that is not yet due and that we have not yet added to the loan.

CONTRACT FUND--The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the subaccounts, the amount invested under the fixed-rate option, and the principal amount of any Contract debt.

CONTRACT OWNER--You. Unless a different owner is named in the application, the owner of the Contract is the insured.

CONTRACT YEAR--A year that starts on the Contract date or on a Contract anniversary.

DEATH BENEFIT--The amount we will pay upon the death of the insured before reduction by any Contract debt and amounts needed to pay charges through the date of death.

FACE AMOUNT--The same as the "basic insurance amount".

FIXED-RATE OPTION--An investment option under which interest is accrued daily at a rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%.

LIFETIME DEATH BENEFIT GUARANTEE PERIOD--The lifetime of the Contract, during which time the Lifetime Death Benefit Guarantee is available if sufficient premiums are paid. See Death Benefit Guarantee, page 9.

LIMITED DEATH BENEFIT GUARANTEE PERIOD--A period which is determined on a case-by-case basis, during which time the Limited Death Benefit Guarantee is available if sufficient premiums are paid. See Death Benefit Guarantee, page 9. The period applicable to your Contract is shown on the Contract data pages.

MONTHLY DATE--The Contract date and the same date in each subsequent month.

PRUCO LIFE INSURANCE COMPANY--Us, we, Pruco Life. The company offering the Contract.

THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT (THE "ACCOUNT")--A separate account of Pruco Life registered as a unit investment trust under the Investment Company Act of 1940.

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND")--A mutual fund with separate portfolios. One or more of the available Series Fund portfolios may be chosen as an underlying investment for the Contract.

SUBACCOUNT--An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Series Fund.

VALUATION PERIOD--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open.

VARIABLE INVESTMENT OPTIONS--The subaccounts.

WE-- Pruco Life Insurance Company.

you--The owner of the Contract.

                        BRIEF DESCRIPTION OF THE CONTRACT

As you read this prospectus you should keep in mind that you are considering the purchase of a life insurance contract. Because it is variable life insurance, and variable life insurance has significant investment aspects and requires you to make investment decisions, it is also a "security." That is why you have been given this prospectus. Securities which are offered to the public must be registered with the Securities and Exchange Commission, and the prospectus that is a part of the registration statement must be given to all prospective buyers. But because a substantial part of the premium pays for life insurance that will pay to the beneficiary, in the event of the insured's death, an amount which generally far exceeds your total premium payments, you should not buy this Contract unless a major reason for the purchase is to provide life insurance protection.


The Contract is a form of variable universal life insurance. It is built around a Contract Fund, the value of which changes every business day. The chart on page 2 describes how the value of your Contract Fund changes.



You may choose to have premiums, after the deduction of certain charges, invested into any one or more of the 10 available subaccounts or in the fixed-rate option. Your Contract Fund value changes every day depending upon the change in the value of the particular investment options that you have selected for the investment of your Contract Fund.



Although the selection of any of the subaccounts offers the possibility that your Contract Fund value will increase if there is favorable investment performance, you are subject to the risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See WHICH INVESTMENT OPTION SHOULD BE SELECTED?, page 6. If you select the fixed-rate option, you are credited with a declared rate or rates of interest but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%.


The following chart outlines the components of your Contract Fund and the adjustments which may be made including the maximum charges which may be deducted from each premium payment and from the amounts held in the designated investment options. These charges are largely designed to cover insurance costs and risks as well as sales and administrative expenses. The maximum charges shown in the chart, as well as the lower charges that we are currently making, are fully described under Charges and Expenses, on page 12.


                      -------------------------------------
                                 PREMIUM PAYMENT
                      -------------------------------------


                 ------------------------------------------------
                 o    less a charge of up to 7.5% of the
                      premiums paid for taxes attributable to
                      premiums. In Oregon this is called a
                      premium based administrative charge.
                 o     less a charge for sales expenses of up to
                      4% of the premiums paid
                 ------------------------------------------------

--------------------------------------------------------------------------------
              INVESTED PREMIUM AMOUNT
o     To be invested in one or a combination of:
      o   10 investment portfolios of the Series Fund
      o   The fixed-rate option
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  CONTRACT FUND
On the Contract Date, the Contract Fund is equal to the invested premium amount minus any of the charges described below which may be due on that date. Thereafter, the value of the Contract Fund changes daily.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                 ADJUSTMENTS MADE TO CONTRACT FUND AS APPLICABLE FOR:
o    Addition of any new invested premium amounts.
o Addition of any increase due to investment results of the chosen variable investment options.
o Addition of guaranteed interest at an effective annual rate of 4% (plus any excess interest if applicable) on the portion of the Contract Fund allocated to the fixed-rate option.
o Addition of guaranteed interest at an effective annual rate of 4% on the amount of any Contract loan. (Separately, interest charged on the loan accrues at an effective annual rate of 4.5% or 5%. See CONTRACT LOANS, page 22.)
o Subtraction of any decrease due to investment results of the chosen variable investment options.
o    Subtraction of any amount withdrawn.
o    Subtraction of the charges listed below, as applicable.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DAILY CHARGES
o    Management fees and expenses are deducted from the assets of the Series
     Fund.
o    A daily charge equivalent to an annual rate of up to 0.9% is deducted from the assets of the variable investment options for mortality and expense risks.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 MONTHLY CHARGES
o The Contract Fund is reduced by a monthly administrative charge of up to $10 plus $0.07 per $1,000 of the basic insurance amount; for Contract years after the first, the $0.07 per $1,000 portion of the charge is reduced to $0.01 per $1,000 of the basic insurance amount.
o    A cost of insurance ("COI") charge is deducted.
o The Contract Fund is reduced by a Death Benefit Guarantee risk charge of $0.01 per $1,000 of the basic insurance amount.
o If the Contract includes riders, a deduction from the Contract Fund will be made for charges applicable to those riders.
o If the rating class of an insured results in an extra charge, that charge will be deducted from the Contract Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POSSIBLE ADDITIONAL CHARGES
o If during the first 10 Contract years the Contract lapses or is surrendered or if the basic insurance amount is decreased (including as a result of a withdrawal), a contingent deferred sales charge is assessed. For insureds age 76 or less at issue, the maximum contingent deferred sales charge is 26% of the target level premium (see Premiums, page 8) for the Contract. For insureds age 77 or greater at issue, the maximum charge will be a smaller percentage of the target level premium for the Contract. The charge is level for six years and then declines monthly to zero at the end of the 10th Contract year.

o If during the first 10 Contract years the Contract lapses or is surrendered or if the basic insurance amount is decreased (including as a result of a withdrawal), a contingent deferred administrative charge is assessed. This charge equals the lesser of: (a) $5 per $1,000 of basic insurance amount; and (b) $500. It is level for six years and then declines monthly until it reaches zero at the end of the 10th Contract year.

o An administrative charge of up to $25 is made in connection with any withdrawals.

o An administrative charge of up to $25 is made for any change in basic insurance amount.

o An administrative charge of up to $25 is made for each transfer exceeding twelve in any Contract year.

--------------------------------------------------------------------------------

There are two types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the cash surrender value varies daily with investment experience, and the death benefit generally stays at the basic insurance amount chosen by you at the outset. However, the Contract Fund may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Contract with a Type B (variable) death benefit, the cash surrender value and the death benefit both vary with investment experience. For either type of death benefit, as long as the Contract is in force, the death benefit will never be less than the basic insurance amount shown in your Contract. See TYPE OF DEATH BENEFIT, page 7.

The Contract is a flexible premium contract - there are no scheduled premiums. Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, the timing and amount of premium payments are discretionary. The Contract will remain in force provided that the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt. However, if the premiums you pay on an accumulated basis are high enough, and Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, Pruco Life guarantees that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. Each Contract generally provides two guarantees, one that lasts for the lifetime of the Contract and another that lasts for a stated, generally lengthy period. The guarantee for the life of the Contract requires higher premium payments. See PREMIUMS, page 8, DEATH BENEFIT GUARANTEE, page 9 and LAPSE AND REINSTATEMENT, page 25.

While you decide when to make premium payments and, subject to a $25 minimum, in what amounts, we do offer and suggest regular billing of premiums. When applying for the Contract, you should discuss with your Pruco Life representative if you would like to be billed, how frequently and for what amount. See PREMIUMS, page 8.

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK," page 7.

This Summary provides only a brief overview of the more significant aspects of the Contract. Further detail is provided in the subsequent sections of this prospectus and in the Contract. The Contract, including the application attached to it, constitutes the entire agreement between you and Pruco Life and should be retained.

For the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.

                 GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE
                  COMPANY, THE PRUCO LIFE VARIABLE APPRECIABLE
                  ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS
                          AVAILABLE UNDER THE CONTRACT

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.


Pruco Life is a wholly-owned subsidiary of Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. As of December 31, 1996, Prudential has invested over $442 million in Pruco Life in connection with Pruco Life's organization and operation. Prudential may from time to time make additional capital contributions to Pruco Life as needed to enable it to meet its reserve requirements and expenses in connection with its business. Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life's consolidated financial statements begin on page B1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.


THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

The Pruco Life Variable Appreciable Account (the "Account") was established on January 13, 1984 under Arizona law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life. Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account.

Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.


The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life. There are currently 10 available subaccounts within the Account, each of which invests in a single corresponding portfolio of the Series Fund. Additional subaccounts may be added in the future. The Account's financial statements begin on page A1.

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND")



The following is a list of the portfolios' investment objectives and investment advisor:

o MONEY MARKET PORTFOLIO: The maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality short-term debt obligations. There are no assurances that this portfolio will maintain a stable net asset value.

o DIVERSIFIED BOND PORTFOLIO: A high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities that provide attractive yields but do not involve substantial risk of loss of capital through default.

o CONSERVATIVE BALANCED PORTFOLIO: Achievement of a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

o FLEXIBLE MANAGED PORTFOLIO: Achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

o HIGH YIELD BOND PORTFOLIO: Achievement of a high total return through investment in high yield/high risk fixed income securities in the medium to lower quality ranges.

o STOCK INDEX PORTFOLIO: Achievement of investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate by following a policy of attempting to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

o EQUITY INCOME PORTFOLIO: Both current income and capital appreciation through investment primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange Composite Index.

o EQUITY PORTFOLIO: Capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies, that appear to offer attractive prospects of price appreciation that are superior to broadly-based stock indices. Current income, if any, is incidental.

o PRUDENTIAL JENNISON PORTFOLIO: Long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects. Current income, if any, is incidental.

o GLOBAL PORTFOLIO: Long-term growth of capital through investment primarily in common stock and common stock equivalents of foreign and domestic issuers. Current income, if any, is incidental.


Prudential is the investment advisor for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corporation ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio.

Further information about the available portfolios can be found in the attached prospectus for the Series Fund and its statement of additional information.


As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See DEDUCTIONS FROM PORTFOLIOS section, page 13.


It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as:
(1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.


A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN--INCLUDING ANY RISKS ASSOCIATED WITH INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

You may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to a fixed-rate option, and the amount so allocated or transferred becomes part of Pruco Life's general assets. Sometimes this is referred to as Pruco Life's general account, which consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the first day of the same month in the following year. At that time a new crediting rate will apply to that money until the first day of the same month in the next year. Then a new declared crediting rate will apply to that money for the remainder of that calendar year. Thereafter a new crediting rate will be declared each year for that money and it will remain in effect for the entire calendar year. Pruco Life reserves the right to change this practice. Pruco Life is not obligated to credit interest at a higher rate than 4%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract fund allocated to the fixed-rate option. On request, you will be advised of the interest rates that currently apply to your Contract.

Transfers from the fixed-rate option are subject to strict limits, see TRANSFERS, page 11. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months, see WHEN PROCEEDS ARE PAID, page 19.

WHICH INVESTMENT OPTION SHOULD BE SELECTED?


Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, portfolios such as the Stock Index, Equity Income, Equity, Prudential Jennison or Global may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves somewhat different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond Portfolio. There may be times when you desire even greater safety of principal and may then prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that with higher yielding, lower quality bonds the risks are greater. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolio.

You should make a choice that takes into account how willing you are to accept investment risks, the manner in which your other assets are invested, and your own predictions about what investment results are likely to be in the future. Pruco Life does recommend AGAINST frequent transfers among the several options as experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                            DETAILED INFORMATION FOR
                           PROSPECTIVE CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

The Contract may generally be issued on insureds below the age of 81. Currently, the minimum basic insurance amount that can be applied for is $250,000. Before issuing any Contract, Pruco Life requires evidence of insurability which may include a medical examination. Non-smokers are offered the most favorable cost of insurance rates. A higher cost of insurance rate and/or additional charge is charged if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"


Generally, you may return the Contract for a refund within 10 days after you receive it, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and you exercise your short-term cancellation right, you will receive a refund of all premium payments made with no adjustment for investment experience.


TYPE OF DEATH BENEFIT

You may select either of two types of death benefit. Generally, a Contract with a Type A (fixed) death benefit has a death benefit equal to the basic insurance amount. The death benefit of this type does not vary with the investment performance of the investment options selected by you, except in certain circumstances. See HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY, page
15. Favorable investment results of the variable investment options to which the assets related to the Contract are allocated and payment of additional premiums will generally result in increases in the cash surrender value. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 14.


A Contract with a Type B (variable) death benefit has a death benefit which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a component of the death benefit, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit as well as in the cash surrender value. Over time, however, the increase in the cash surrender value will be less than under a Type A (fixed) Contract. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Type B (variable) Contract will be greater. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 14 and HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY, page 16. Unfavorable investment performance will result in decreases in the death benefit and in the cash surrender value. But, as long as the Contract is not in default, the death benefit may not fall below the basic insurance amount stated in the Contract.

In choosing a death benefit type, you should also consider whether you intend to use the withdrawal feature. Purchasers of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount and the deduction of any applicable surrender charges. In addition, we will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. See WITHDRAWALS, page 17.

CHANGING THE TYPE OF DEATH BENEFIT

On or after the first Contract anniversary and subject to Pruco Life's approval, you may change the type of death benefit. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. You should consult your Pruco Life representative from time to time about the choices available to you under the Contract.


If you are changing your Contract's type of death benefit from Type A (fixed) to Type B (variable), we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place. The basic insurance amount after the change may not be lower than the minimum basic insurance amount applicable to the Contract. If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place. This is illustrated in the following chart.

--------------------------------------------------------------------------------
                             CHANGING THE DEATH              CHANGING THE DEATH
                                BENEFIT FROM                    BENEFIT FROM
                              TYPE A -> TYPE B                TYPE B -> TYPE A
                             (FIXED)   (VARIABLE)           (VARIABLE)  (FIXED)
--------------------------------------------------------------------------------
BASIC INSURANCE AMOUNT       $300,000 -> $250,000           $250,000 -> $300,000
CONTRACT FUND                 $50,000 = $50,000              $50,000 = $50,000
DEATH BENEFIT                $300,000 = $300,000            $300,000 = $300,000
--------------------------------------------------------------------------------

Changing your Contract's type of death benefit from Type A (fixed) to Type B (variable) during the first 10 Contract years may result in the assessment of surrender charges. In addition, although we do not currently do so, we reserve the right to make an administrative processing charge of up to $25 for any change in basic insurance amount. See CHARGES AND EXPENSES, page 12.

To request a change, fill out an application for change which can be obtained from your Pruco Life representative or any of our offices. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change.

PREMIUMS


The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. See HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY, page 15 and HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARy, page 16. There are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized, under the Internal Revenue Code, as a Modified Endowment Contract, which could be significantly disadvantageous. See TAX TREATMENT OF CONTRACT BENEFITS, page 23.

There are several types of "premiums" under the Contract, described below. Understanding them will help you understand how the Contract works.

      MINIMUM INITIAL PREMIUM -- the premium needed to start the Contract. There is no insurance under this Contract unless the minimum initial premium is paid.

      GUIDELINE PREMIUMS -- the premiums that, if paid at the beginning of each Contract year, will keep the Contract in force for the lifetime of the insured regardless of investment performance, assuming no loans or withdrawals. These guideline premiums will be higher for a Type B (variable) Contract than for a Type A

      (fixed) Contract. For a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the guideline premium may increase each year. Payment of guideline premiums at the beginning of each Contract year is one way to achieve the Lifetime Death Benefit Guarantee Values shown on the Contract data pages. See DEATH BENEFIT GUARANTEE, below. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the guideline premium.

      TARGET PREMIUMS --the premiums that, if paid at the beginning of each Contract year, will keep the Contract in force during the Limited Death Benefit Guarantee period regardless of investment performance, assuming no loans or withdrawals. As is the case with the guideline premium, for a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the target premium may increase each year. Payment of target premiums at the beginning of each Contract year is one way to achieve the Limited Death Benefit Guarantee Values shown on the Contract data pages. At the end of the Limited Death Benefit Guarantee period, continuation of the Contract will depend on the Contract Fund having sufficient money to cover all charges or meeting the conditions of the Lifetime Death Benefit Guarantee. See DEATH BENEFIT GUARANTEE, below. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the target premium.

      TARGET LEVEL PREMIUM -- the target premium at issue minus any premiums associated with riders or with aviation, avocation, occupational or temporary extra insurance charges. We use the target level premium in calculating the sales load portion of surrender charges. See CHARGES AND EXPENSES, page 12.


We can bill you for the amount you select annually, semi-annually, quarterly or monthly. Because the Contract is a flexible premium contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in force if either the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt or if you have paid sufficient premiums on an accumulated basis to meet the conditions of the Death Benefit Guarantee and Contract debt is not equal to or greater than the Contract Fund less any applicable surrender charges. You may also pay premiums automatically through pre-authorized transfers from a bank checking account. If you elect to use this feature, you choose the frequency (monthly, quarterly, semi-annually or annually) and the amount of premiums paid.


When you apply for the Contract, you should discuss with your Pruco Life representative how frequently you would like to be billed (if at all) and for what amount.

DEATH BENEFIT GUARANTEE


Although you decide what premium amounts you wish to pay, payment of sufficient premium, on an accumulated basis, will guarantee that your policy will not lapse and a death benefit will be paid upon the death of the insured. This will be true even if, because of unfavorable investment experience, your Contract Fund value drops to zero. However, the guarantee is contingent upon Contract debt not being equal to or greater than the Contract Fund less any applicable surrender charges. See CONTRACT LOANS, page 22. You should consider the importance of the Death Benefit Guarantee to you when deciding on what amounts of premiums to pay into the Contract.

For purposes of determining this guarantee, we generally calculate, and show in the Contract data pages, two sets of amounts - the Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values. These are not cash values that you can realize by surrendering the Contract, nor are they death benefits payable. They are values used solely to determine if a Death Benefit Guarantee is in effect. The Lifetime Death Benefit Guarantee Values are shown for the lifetime of the Contract. The Limited Death Benefit Guarantee Values are lower, but only apply for the length of the Limited Death Benefit Guarantee period.

The length of the Limited Death Benefit Guarantee period is determined on a case by case basis depending on things like the insured's age, sex (except where unisex rates apply), smoker/non-smoker status, death benefit type and extra rating class, if any. The length of the Limited Death Benefit Guarantee period applicable to your particular Contract is shown on the Contract data pages. For certain insureds, generally those who are older and/or in a substandard risk classification, the Limited Death Benefit Guarantee period may be of short duration or unavailable.

At the Contract date, and on each Monthly date, we calculate your Contract's "Accumulated Net Payments" as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

At each Monthly date within the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Limited Death Benefit Guarantee Value as of that date. At each Monthly date after the Limited

Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Lifetime Death Benefit Guarantee Value as of that date. If your Accumulated Net Payments equal or exceed the applicable (Lifetime or Limited) Death Benefit Guarantee Value and Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in force, regardless of the amount in the Contract Fund.

The Contract data pages show Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

Guideline and target premiums are premium levels that, if paid at the start of each Contract year, correspond to the Lifetime and Limited Death Benefit Guarantee Values, respectively (assuming no withdrawals or loans). See PREMIUMS, page 8. They are one way of reaching the Death Benefit Guarantee Values; they are certainly not the only way.

Here is a table of typical guideline and target premiums along with corresponding Limited Death Benefit Guarantee periods. The examples assume the insured is a male, non-smoker, with no extra risk or substandard ratings, and no extra benefit riders added to the Contract.




----------------------------------------------------------------------------------------------------
                             BASIC INSURANCE AMOUNT -- $250,000
                                ILLUSTRATIVE ANNUAL PREMIUMS
----------------------------------------------------------------------------------------------------
                                                                                 TARGET PREMIUM
                        TYPE OF                 GUIDELINE PREMIUM             CORRESPONDING TO THE
     AGE OF              DEATH                   CORRESPONDING TO             LIMITED DEATH BENEFIT
     INSURED            BENEFIT                 THE LIFETIME DEATH            GUARANTEE VALUES AND
    AT ISSUE             CHOSEN                 BENEFIT GUARANTEE              NUMBER OF YEARS OF
                                                      VALUES                        GUARANTEE
----------------------------------------------------------------------------------------------------
       35         Type A (fixed)                $       3,532.50             $2,007.50 for 35 years
       35         Type B (variable)             $      12,037.50             $2,007.50 for 33 years
       45         Type A (fixed)                $       5,462.50             $2,977.50 for 25 years
       45         Type B (variable)             $      17,147.50             $2,977.50 for 23 years
       55         Type A (fixed)                $       8,897.50             $5,770.00 for 20 years
       55         Type B (variable)             $      25,607.50             $5,770.00 for 18 years
----------------------------------------------------------------------------------------------------


The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

You should consider carefully the value of maintaining the guarantee. It may be preferable for you to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis if the death benefit guarantee is desired for lifetime protection. For example, if you pay only enough premium to meet the Limited Death Benefit Guarantee Values, a substantial amount may be required to meet the Lifetime Death Benefit Guarantee Values in order to continue the guarantee at the end of the Limited Death Benefit Guarantee period. In addition, it is possible that the payment required to continue the guarantee after the Limited Death Benefit Guarantee period could cause the Contract to become a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 23.


CONTRACT DATE


When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the date of the application or the date of the medical examination. If the first premium is not paid with the application, the Contract date will be the date on which the first premium is paid and the Contract is delivered. Under certain circumstances, we may allow the Contract to be backdated for the purpose of lowering the insured's issue age, but only to a date not earlier than six months prior to the date of the application. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

ALLOCATION OF PREMIUMS



On the Contract date, the charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) are deducted from the initial premium. The remainder of the initial premium will be allocated on the Contract date among the subaccounts and/or the fixed-rate option according to your desired allocation as specified in the application form and the first monthly deductions are made. To the extent that the receipt of the first premium precedes the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. See CHARGES AND EXPENSES, page 12.


The charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) also apply to all subsequent premium payments. The remainder will be invested as of the end of the valuation period in which it is received at a Home Office in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning that Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 331/3% cannot. Of course, the total allocation to all selected investment options must equal 100%.


TRANSFERS

You may, up to twelve times each Contract year, transfer amounts from one subaccount to another subaccount or to the fixed-rate option without charge. There is an administrative charge of up to $25 for each transfer made exceeding twelve in any Contract year. All or a portion of the amount credited to a subaccount may be transferred.


Transfers will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on policies that are assigned (see ASSIGNMENT, page 25), depending on the terms of the assignment.


We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed-rate option will be permitted during each Contract year and the maximum amount which may be transferred out of the fixed-rate option each year is the greater of (a) 25% of the amount in the fixed-rate option; and (b) $2,000. These limits are subject to change in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

DOLLAR COST AVERAGING

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the Money Market Subaccount into other subaccounts available under the Contract, excluding the fixed-rate option. You may choose to have periodic transfers made monthly, quarterly, semi-annually or annually.


Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the twelve free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements or discontinue the feature.

AUTO-REBALANCING

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance subaccount assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages.

Auto-Rebalancing can be performed on a monthly, quarterly, semi-annual or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. The fixed-rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the twelve free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements or discontinue the feature.

CHARGES AND EXPENSES

This section provides a detailed description of each charge that is described briefly in the chart on page 2, and an explanation of the purpose of the charge.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. However, if circumstances change, Pruco Life reserves the right to increase each current charge, up to but to no more than the maximum charge, without giving any advance notice.

DEDUCTIONS FROM PREMIUM PAYMENTS


(a) A charge of up to 7.5% is deducted from each premium for taxes attributable to premiums (in Oregon, this is called a premium based administrative charge). For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life. That charge is made up of two parts which currently equal a total of 3.75% of the premiums received. The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium. Tax rates vary from jurisdiction to jurisdiction and generally range from 0.75% to 5%. Pruco Life may collect more for this charge than it actually pays for state and local premium taxes. The second part is for federal income taxes measured by premiums and it is currently equal to 1.25% of the premium. Pruco Life believes that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax.


(b) A charge of up to 4% is deducted from each premium payment for sales expenses. This charge, often called a sales load, is deducted to compensate us for things like the costs Pruco Life incurs in selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

      Currently, the charge is equal to 4% of premiums paid in each Contract year up to the amount of the target premium (see PREMIUMS, page 8) and 0% of premiums paid in excess of this amount. Consequently, paying more than this amount in any Contract year could reduce your total sales load. For example, assume that a Contract with no riders or extra insurance charges has a target premium of $2,007.50 and the Contract owner would like to pay 10 target premiums. If the Contract owner paid $4,015 (two times the amount of the target premium in every other policy year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the sales load charge would be $401.50. If the Contract owner paid $2,007.50 in each of the first 10 policy years, the total sales load would be $803.

      Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of target premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium
                                       12
      payments do not reach the accumulated values shown under your Contract's Limited Death Benefit Guarantee Values. See DEATH BENEFIT GUARANTEE, page
      9. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See TAX TREATMENT OF CONTRACT BENEFITS, page 23.

DEDUCTIONS FROM PORTFOLIOS

An investment advisory fee is deducted daily from each portfolio of the Series Fund at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.


The total expenses of each portfolio for the year 1996 expressed as a percentage of the average assets during the year are shown below:


--------------------------------------------------------------------------------
                                  INVESTMENT         OTHER              TOTAL
PORTFOLIO                          ADVISORY         EXPENSES           EXPENSES
                                     FEE
--------------------------------------------------------------------------------
Series Fund
  Money Market                      0.40%            0.04%              0.44%
  Diversified Bond                  0.40%            0.05%              0.45%
  Conservative Balanced             0.55%            0.04%              0.59%
  Flexible Managed                  0.60%            0.04%              0.64%
  High Yield Bond                   0.55%            0.08%              0.63%
  Stock Index                       0.35%            0.05%              0.40%
  Equity Income                     0.40%            0.05%              0.45%
  Equity                            0.45%            0.05%              0.50%
  Prudential Jennison               0.60%            0.06%              0.66%
  Global                            0.75%            0.17%              0.92%
--------------------------------------------------------------------------------


DAILY DEDUCTION FROM THE CONTRACT FUND

Each day a charge is deducted from the assets of each of the subaccounts (the "variable investment options") in an amount equivalent to an effective annual rate of up to 0.9%. Currently, we intend to charge 0.6%. This charge is intended to compensate Pruco Life for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Pruco Life estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated in fixing its administrative charges. This charge is not assessed against amounts allocated to the fixed-rate option.

MONTHLY DEDUCTIONS FROM CONTRACT FUND

The following monthly charges are deducted proportionately from the dollar amounts held in each of the chosen investment option[s].


a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. Currently, the charge is equal to $10 per Contract plus $0.07 per $1,000 of basic insurance amount in the first Contract year and $5 per Contract plus $0.01 per $1,000 of basic insurance amount in all subsequent years. Pruco Life reserves the right, however to charge up to $10 per Contract plus $0.07 per $1,000 of basic insurance amount in the first Contract year and $10 per Contract plus $0.01 per $1,000 of basic insurance amount in all subsequent years.


      For example, a Contract with a basic insurance amount of $250,000 would currently have a charge equal to $10 plus $17.50 for a total of $27.50 per month for the first Contract year and $5 plus $2.50 for a total of $7.50 per month in all later years. The maximum charge for this same Contract would be $10 plus $17.50 for a total of $27.50 per month during the first Contract year. In later years, the maximum charge would be $10 plus $2.50 for a total of $12.50 per month.

b) A cost of insurance ("COI") charge is deducted. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund--significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Pruco Life to pay this larger death benefit. The maximum COI charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by maximum COI rates. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, Pruco Life's current COI rates are lower than the maximum rates.

c) A charge of $0.01 per $1,000 of basic insurance amount is made to compensate Pruco Life for the risk we assume by providing the Death Benefit Guarantee feature. See DEATH BENEFIT GUARANTEE, page 9.

d) You may add one or more of several riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted.

e) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

SURRENDER CHARGES

(a) An additional sales load is charged if during the first 10 Contract years the Contract lapses or is surrendered or if the basic insurance amount is decreased. It is not deducted from the death benefit if the insured should die during this period. Upon lapse or surrender, for issue ages 76 or less, this contingent deferred charge will be 26% of the lesser of the target level premium for the Contract and the actual premiums paid. The rate used in the calculation of this contingent deferred charge will be 22% for issue ages 77-79, 16% for issue ages 80-83 and 13% for issue ages 84-85. The rate used in the calculation of this contingent deferred charge will remain level for six years. After six years, this charge will reduce monthly at a constant rate until it reaches zero at the end of the 10th year. If during the first 10 Contract years the basic insurance amount is decreased [including as a result of a withdrawal or a change in the type of death benefit from Type A (fixed) to Type B (variable)], we will deduct a proportionate amount of the charge from the Contract Fund. The proportion we use will be the amount by which the new basic insurance amount is less than the basic insurance amount at issue (but not greater than the amount of the decrease) divided by the basic insurance amount at issue.


(b) If during the first 10 Contract years the Contract lapses or is surrendered or if the basic insurance amount is decreased, an administrative charge is deducted to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. The charge is equal to the lesser of: (a) $5 per $1,000 of basic insurance amount; and (b) $500. This charge is level for six years. After six years, this charge will reduce monthly at a constant rate until it reaches zero at the end of the 10th year. If the basic insurance amount is decreased [including as a result of a withdrawal or a change in the type of death benefit from Type A (fixed) to Type B (variable)] during the first 10 Contract years, we will deduct a proportionate amount of the charge from the Contract Fund. The proportion we use will be the amount by which the new basic insurance amount is less than the basic insurance amount at issue (but not greater than the amount of the decrease) divided by the basic insurance amount at issue.

TRANSACTION CHARGES

(a) An administrative processing charge of $10 is made in connection with each withdrawal. We reserve the right to increase this charge up to $25 for each withdrawal.


(b) No administrative processing charge is currently being made in connection with a change in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25 for any change in basic insurance amount.


(c) An administrative processing charge of up to $25 is made for each transfer exceeding 12 in any Contract year.

HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY


You may surrender the Contract for its cash surrender value (referred to as net cash value in the Contract). The Contract's cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. See CONTRACT LOANS, page 22. The Contract Fund value changes daily, reflecting increases or decreases in the value of the Series Fund portfolios in which the assets of the subaccount[s] have been invested, interest credited on any amounts allocated to the fixed-rate option, interest credited on any loan, and by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 12. Upon request, Pruco Life will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 through T4 of this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying target premium amounts (see PREMIUMS, page 8), assuming hypothetical uniform investment results in the Series Fund portfolios. Two of the tables assume current charges will be made throughout the lifetime of the Contract and two tables assume maximum charges will be made. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS, page 20.

HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY

As noted above, there are two types of death benefit available under the
Contract: Type A, a generally fixed death benefit and Type B, a variable death benefit. A Type B (variable) death benefit varies with investment performance while a Type A (fixed) death benefit does not, unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.


Under a Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount. See CONTRACT LOANS, page 22. If the Contract is kept in force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Pruco Life will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Type A (fixed) Contract will always be the greater of: (1) the basic insurance amount; and (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies. A listing of attained age factors can be found on the data pages of your Contract. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was age 35.




                          TYPE A (FIXED) DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------
               IF                                                       THEN
-----------------------------------------------------------------------------------------------------------
                                                THE                 THE CONTRACT
    THE                AND THE                ATTAINED                  FUND                      AND THE
  INSURED             CONTRACT                  AGE                 MULTIPLIED BY                  DEATH
  IS AGE               FUND IS                FACTOR                 THE ATTAINED                BENEFIT IS
                                                is                  AGE FACTOR IS
-----------------------------------------------------------------------------------------------------------
    40                $ 25,000                 3.64                     91,000                    $250,000
    40                $ 75,000                 3.64                    273,000                    $273,000*
    40                $100,000                 3.64                    364,000                    $364,000*
-----------------------------------------------------------------------------------------------------------
    60                $ 75,000                 1.96                    147,000                    $250,000
    60                $125,000                 1.96                    245,000                    $250,000
    60                $150,000                 1.96                    294,000                    $294,000*
-----------------------------------------------------------------------------------------------------------
    80                $150,000                 1.28                    192,000                    $250,000
    80                $200,000                 1.28                    256,000                    $256,000*
    80                $225,000                 1.28                    288,000                    $288,000*
-----------------------------------------------------------------------------------------------------------
*    Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
-----------------------------------------------------------------------------------------------------------


This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $294,000, even though the original basic insurance amount was $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.96. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the death benefit guarantee.

HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY

Under a Type B (variable) Contract, while the Contract is in force, the death benefit will never be less than the basic insurance amount, but will also vary, immediately after it is issued, with the investment results of the selected investment options. The death benefit may be further increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit will always be the greater of: (1) the basic insurance amount plus the Contract Fund; and (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies. For purposes of computing the death benefit, if the Contract Fund is less than zero we will consider it to be zero. A listing of attained age factors can be found on the data pages of your Contract. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was age 35.

                         TYPE B (VARIABLE) DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------
               IF                                                        THEN
-----------------------------------------------------------------------------------------------------------
                                                THE                 THE CONTRACT
   THE                  AND THE               ATTAINED                  FUND                      AND THE
 INSURED               CONTRACT                 AGE                 MULTIPLIED BY                  DEATH
 IS AGE                FUND IS                FACTOR                 THE ATTAINED                BENEFIT IS
                                                IS                  AGE FACTOR IS
-----------------------------------------------------------------------------------------------------------
   40                  $25,000                 3.64                     91,000                    $275,000
   40                  $75,000                 3.64                    273,000                    $325,000
   40                 $100,000                 3.64                    364,000                    $364,000*
-----------------------------------------------------------------------------------------------------------
   60                 $ 75,000                 1.96                    147,000                    $325,000
   60                 $125,000                 1.96                    245,000                    $375,000
   60                 $150,000                 1.96                    294,000                    $400,000
-----------------------------------------------------------------------------------------------------------
   80                 $150,000                 1.28                    192,000                    $400,000
   80                 $200,000                 1.28                    256,000                    $450,000
   80                 $225,000                 1.28                    288,000                    $475,000
-----------------------------------------------------------------------------------------------------------
*    Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
-----------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $364,000, even though the original basic insurance amount was $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.64. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the death benefit guarantee.

SURRENDER OF A CONTRACT


A Contract may be surrendered for its cash surrender value while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in the Home Office. Surrender of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 23.


WITHDRAWALS

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The amount that you may withdraw is limited by the requirement that the cash surrender value after the withdrawal may not be zero or less than zero after deducting any charges associated with the withdrawal. The amount withdrawn must be at least $500. There is an administrative processing fee of $10 for each withdrawal. Pruco Life, however, reserves the right to charge up to $25. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 23.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. For a Type B (variable) Contract, this will not change the basic insurance amount. However, under a Type A (fixed) Contract, the resulting reduction in death benefit usually requires a reduction in the basic insurance amount. If the basic insurance amount is decreased to an amount less than the basic insurance amount at issue, a surrender charge may be deducted. See CHARGES AND EXPENSES, page 12. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. It is important to note, however, that if the basic insurance amount is decreased at any time during the life of the Contract, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 23. Before making any withdrawal which causes a decrease in basic insurance amount, you should consult with your tax advisor and your Pruco Life representative.

When a withdrawal is made, the Contract Fund is reduced by the sum of the cash withdrawn and the fee for the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.

Withdrawal of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in force under the Death Benefit Guarantee, since withdrawals decrease the accumulated net payments. See DEATH BENEFIT GUARANTEE, page 9.

INCREASES IN BASIC INSURANCE AMOUNT

Subject to state approval and subject to the underwriting requirements determined by Pruco Life, on or after the first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract. The following conditions must be met: (1) you must ask for the change in a form that meets our needs; (2) the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under CONTRACT LIMITATIONS in the data pages of the Contract; (3) you must prove to us that the insured is insurable for any increase; (4) the Contract must not be in default;
(5) we must not be paying premiums into the Contract as a result of the insured's total disability; and (6) if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. No administrative processing charge is currently being made in connection with an increase in basic insurance amount, but we reserve the right to make such a charge in an amount of up to $25.

Each Contract owner who elects to increase the basic insurance amount of his or her Contract will receive a "free-look" right which will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to a purchaser of a new Contract. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 7. The "free-look" right would have to be exercised no later than 45 days after execution of the application for the increase or, if later, within 10 days after either receipt of the Contract as increased or receipt of the withdrawal right notice by the owner.

An increase in basic insurance amount may impact the status of the Contract as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 23. Therefore, before increasing the basic insurance amount, you should consult with your tax advisor and your Pruco Life representative.

DECREASES IN BASIC INSURANCE AMOUNT

As explained earlier, you may make a withdrawal (see WITHDRAWALS, page 17). On or after the first Contract anniversary, you also have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will thus be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance. An administrative processing fee of up to $25 may be deducted. The basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under CONTRACT LIMITATIONS in the data pages of your Contract. If the basic insurance amount is decreased to an amount less than the basic insurance amount at issue, a surrender charge may be deducted. No administrative processing charge is currently being made in connection with a decrease in basic insurance amount, but we reserve the right to make such a charge in an amount of up to $25. See CHARGES AND EXPENSES, page
12. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. A decrease will not take effect if the insured is not living on the effective date.


It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 23. Before requesting any decrease in basic insurance amount, you should consult with your tax advisor and your Pruco Life representative.

WHEN PROCEEDS ARE PAID


Pruco Life will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within 7 days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.


With respect to the amount of any cash surrender value allocated to the fixed-rate option, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

LIVING NEEDS BENEFIT


You may elect to add the LIVING NEEDS BENEFIT(SM) to your Contract at issue. The benefit may vary by state. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.


Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by you as a LIVING NEEDS BENEFIT. You may
(1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

Subject to state approval, all or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner under a particular Contract, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the recently enacted Health Insurance Portability and Accountability Act of 1996 excludes from income the LIVING NEEDS BENEFIT if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax advisor before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect your eligibility for certain government benefits or entitlements.


ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED
PREMIUMS

The four tables that follow show how the death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, each of which is described below. All four tables assume that a Contract with a basic insurance amount of $250,000 has been bought by a 35 year old male, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract. It is assumed that the target premium amount (see PREMIUMS, page 8) is paid on each Contract anniversary and that no loans are taken. The first table (page T1) assumes that a Type A (fixed) Contract has been purchased and the second table (page T2) assumes that a Type B (variable) Contract has been purchased. Both assume that the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except that it is assumed that the maximum contractual charges have been made from the beginning. See CHARGES AND EXPENSES, page 12.


Another assumption is that the Contract Fund has been invested in equal amounts in each of the 10 portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed-rate option. Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return, that is, that the average value of the Contract Fund will uniformly be adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. These, of course, are unrealistic assumptions since actual returns will fluctuate from year to year. Nevertheless, these assumptions help show how the Contract values will change with investment experience.


The first column in the following tables shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested in a savings account paying 4% compounded interest. Of course, if that were done, there would be no life insurance protection. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. Note that a gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of income and capital appreciation of the portfolios before any reduction is mare for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 10 portfolios of 0.57%, and the daily deduction from the Contract Fund of 0.6% per year for the tables based on current charges and 0.9% per year for the tables based on maximum charges. Thus, assuming current charges, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.17%, 2.83%, 6.83% and 10.83% respectively. Assuming maximum charges, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.47%, 2.53%, 6.53% and 10.53% respectively. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.


Note that under the Type B (variable) Contract the death benefit changes to reflect investment returns, while under the Type A (fixed) Contract the death benefit increases only if the Contract Fund becomes sufficiently large that an increase in the death benefit is necessary in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. See TYPE OF DEATH BENEFIT, page 7.

Following these illustrations are two pages (pages T5 and T6) showing internal rates of return (commonly referred to as IRRs) associated with the cash values and death benefits shown on the preceding four pages. IRRs are often employed by insurance companies to provide some indication of the rate of return that may be thought of as earned upon your "investment" in the Contract (the aggregate premiums paid) if the Contract were surrendered or if the insured was to die. The IRR on the death benefit is equivalent to an interest rate (without considering taxes) at which an amount equal to the premiums illustrated on the preceding pages could have been invested to arrive at the death benefit of the Contract. The IRR on the cash surrender value is equivalent to an interest rate (without considering taxes) at which an amount equal to the illustrated premiums could have been invested to arrive at the cash surrender value of the Contract. The IRRs on page T5 are based on the Contract values shown on pages T1 and T2. The IRRs on page T6 are based on the Contract values shown on pages T3 and T4.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life representative can provide you with a hypothetical illustration for your own age, sex, and rating class. You can obtain an illustration using premium amounts and payment patterns that you wish to follow. You may use assumed gross returns different than those shown in the tables, although currently they may not be higher than 12%.





                             VARIABLE UNIVERSAL LIFE
                          TYPE A (FIXED) DEATH BENEFIT
                             MALE NON-SMOKER AGE 35
                        $ 250,000 BASIC INSURANCE AMOUNT
                        $ 2,007.50 ANNUAL PREMIUM PAYMENT
                        USING CURRENT CONTRACTUAL CHARGES
                                       Death Benefit (1)                                     Cash Surrender Value (1)
                       ---------------------------------------------------   -----------------------------------------------------
            Premiums          Assuming Hypothetical Gross (and Net)                     Assuming Hypothetical Gross (and Net)
           Accumulated            Annual Investment Return of                                Annual Investment Return of
End of       at 4%     ---------------------------------------------------   -----------------------------------------------------
Policy      Interest    0% Gross     4% Gross      8% Gross      12% Gross     0% Gross       4% Gross      8% Gross    12% Gross
 Year       Per Year   (-1.17% Net) (2.83% Net)  (6.83% Net)   (10.83% Net)  (-1.17% Net)   (2.83% Net)   (6.83% Net)  (10.83% Net)
------     ----------  ------------ -----------  -----------   -----------   -----------    ------------  -----------  -----------
   1       $   2,088   $ 250,000    $ 250,000    $   250,000    $   250,000   $      104    $      162    $      221   $       280
   2       $   4,259   $ 250,000    $ 250,000    $   250,000    $   250,000   $    1,451    $    1,621    $    1,795   $     1,975
   3       $   6,517   $ 250,000    $ 250,000    $   250,000    $   250,000   $    2,778    $    3,115    $    3,471   $     3,848
   4       $   8,866   $ 250,000    $ 250,000    $   250,000    $   250,000   $    4,081    $    4,644    $    5,255   $     5,916
   5       $  11,308   $ 250,000    $ 250,000    $   250,000    $   250,000   $    5,359    $    6,206    $    7,150   $     8,199
   6       $  13,848   $ 250,000    $ 250,000    $   250,000    $   250,000   $    6,612    $    7,803    $    9,166   $    10,721
   7       $  16,490   $ 250,000    $ 250,000    $   250,000    $   250,000   $    8,090    $    9,686    $   11,561   $    13,758
   8       $  19,237   $ 250,000    $ 250,000    $   250,000    $   250,000   $    9,538    $   11,599    $   14,086   $    17,082
   9       $  22,095   $ 250,000    $ 250,000    $   250,000    $   250,000   $   10,950    $   13,538    $   16,747   $    20,720
  10       $  25,066   $ 250,000    $ 250,000    $   250,000    $   250,000   $   12,325    $   15,501    $   19,550   $    24,705
  15       $  41,805   $ 250,000    $ 250,000    $   250,000    $   250,000   $   17,246    $   24,310    $   34,685   $    49,949
  20       $  62,171   $ 250,000    $ 250,000    $   250,000    $   250,000   $   21,492    $   34,070    $   55,479   $    92,143
  25       $  86,948   $ 250,000    $ 250,000    $   250,000    $   326,713   $   24,551    $   44,461    $   83,928   $   162,544
  30       $ 117,094   $ 250,000    $ 250,000    $   250,000    $   486,060   $   24,430    $   53,633    $  121,825   $   276,171
  35       $ 153,771   $ 250,000    $ 250,000    $   272,666    $   719,811   $   19,832    $   60,381    $  173,673   $   458,479
  40       $ 198,394   $ 250,000    $ 250,000    $   340,966    $ 1,051,888   $    5,609    $   60,126    $  241,820   $   746,020
  45       $ 252,685   $       0(2) $ 250,000    $   427,675    $ 1,551,133   $        0(2) $   44,975    $  328,981   $ 1,193,179
  50       $ 318,738   $       0    $       0(2) $   535,821    $ 2,295,253   $        0    $        0(2) $  439,198   $ 1,881,355
  55       $ 399,102   $       0    $       0    $   667,996    $ 3,391,582   $        0    $        0    $  575,859   $ 2,923,778
  60       $ 496,877   $       0    $       0    $   826,689    $ 4,988,583   $        0    $        0    $  744,765   $ 4,494,219
  65       $ 615,835   $       0    $       0    $ 1,029,938    $ 7,403,270   $        0    $        0    $  980,893   $ 7,050,734

(1)  Assumes no Contract loan has been made.

(2)  Based on a gross return of 0%, the Contract would go into default in year
     42.

     Based on a gross return of 4%, the Contract would go into default in year 50.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE
INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATE OF
INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 4%, 8%, AND
12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR
INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE
SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE
YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T1





                             VARIABLE UNIVERSAL LIFE
                         TYPE B (VARIABLE) DEATH BENEFIT
                             MALE NON-SMOKER AGE 35
                        $ 250,000 BASIC INSURANCE AMOUNT
                        $ 2,007.50 ANNUAL PREMIUM PAYMENT
                        USING CURRENT CONTRACTUAL CHARGES
                                        Death Benefit (1)                                        Cash Surrender Value (1)
                      ------------------------------------------------------    ----------------------------------------------------
          Premiums             Assuming Hypothetical Gross (and Net)                       Assuming Hypothetical Gross (and Net)
         Accumulated               Annual Investment Return of                                  Annual Investment Return of
End of     at 4%      ------------------------------------------------------    ----------------------------------------------------
Policy    Interest      0% Gross      4% Gross     8% Gross      12% Gross       0% Gross     4% Gross      8% Gross     12% Gross
 Year     Per Year    (-1.17% Net) (2.83% Net)   (6.83% Net)   (10.83% Net)    (-1.17% Net) (2.83% Net)   (6.83% Net)  (10.83% Net)
------   -----------  -----------   ----------   -----------    -----------    ------------ ------------  ------------  -----------
   1     $    2,088   $  251,123    $  251,182    $  251,241    $   251,300    $     101    $      160    $       219    $       278
   2     $    4,259   $  252,467    $  252,636    $  252,810    $   252,990    $   1,445    $    1,614    $     1,788    $     1,968
   3     $    6,517   $  253,788    $  254,124    $  254,479    $   254,854    $   2,766    $    3,102    $     3,457    $     3,832
   4     $    8,866   $  255,083    $  255,644    $  256,252    $   256,910    $   4,061    $    4,622    $     5,230    $     5,888
   5     $   11,308   $  256,351    $  257,194    $  258,132    $   259,175    $   5,329    $    6,172    $     7,110    $     8,153
   6     $   13,848   $  257,592    $  258,775    $  260,129    $   261,673    $   6,570    $    7,753    $     9,107    $    10,651
   7     $   16,490   $  258,800    $  260,384    $  262,243    $   264,423    $   8,034    $    9,617    $    11,477    $    13,656
   8     $   19,237   $  259,975    $  262,018    $  264,481    $   267,449    $   9,464    $   11,507    $    13,970    $    16,938
   9     $   22,095   $  261,112    $  263,672    $  266,847    $   270,777    $  10,856    $   13,417    $    16,591    $    20,521
  10     $   25,066   $  262,207    $  265,346    $  269,345    $   274,436    $  12,207    $   15,346    $    19,345    $    24,436
  15     $   41,805   $  266,948    $  273,862    $  284,009    $   298,928    $  16,948    $   23,862    $    34,009    $    48,928
  20     $   62,171   $  270,933    $  283,104    $  303,791    $   339,181    $  20,933    $   33,104    $    53,791    $    89,181
  25     $   86,948   $  273,585    $  292,547    $  330,053    $   405,144    $  23,585    $   42,547    $    80,053    $   155,144
  30     $  117,094   $  272,706    $  299,688    $  362,512    $   510,969    $  22,706    $   49,688    $   112,512    $   260,969
  35     $  153,771   $  267,009    $  302,568    $  401,851    $   681,585    $  17,009    $   52,568    $   151,851    $   431,585
  40     $  198,394   $  251,657    $  294,947    $  444,639    $   990,713    $   1,657    $   44,947    $   194,639    $   702,633
  45     $  252,685   $        0(2) $  268,047    $  484,320    $ 1,461,795    $       0(2) $   18,047    $   234,320    $ 1,124,457
  50     $  318,738   $        0    $        0(2) $  508,876    $ 2,163,862    $       0    $        0(2) $   258,876    $ 1,773,657
  55     $  399,102   $        0    $        0    $  493,110    $ 3,198,186    $       0    $        0    $   243,110    $ 2,757,057
  60     $  496,877   $        0    $        0    $  395,854    $ 4,704,837    $       0    $        0    $   145,854    $ 4,238,592
  65     $  615,835   $        0    $        0    $        0(2) $ 6,982,866    $       0    $        0    $         0(2) $ 6,650,349

(1)  Assumes no Contract loan has been made.

(2)  Based on a gross return of 0%, the Contract would go into default in year
     41.

     Based on a gross return of 4%, the Contract would go into default in year 47.

     Based on a gross return of 8%, the Contract would go into default in year 64.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE
INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATE OF
INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 4%, 8%, AND
12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR
INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE
SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE
YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.






                             VARIABLE UNIVERSAL LIFE
                          TYPE A (FIXED) DEATH BENEFIT
                             MALE NON-SMOKER AGE 35
                        $ 250,000 BASIC INSURANCE AMOUNT
                        $ 2,007.50 ANNUAL PREMIUM PAYMENT
                        USING MAXIMUM CONTRACTUAL CHARGES
                                       Death Benefit (1)                                     Cash Surrender Value (1)
                      ---------------------------------------------------    -------------------------------------------------------
            Premiums             Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
          Accumulated                Annual Investment Return of                            Annual Investment Return of
End of       at 4%   ----------------------------------------------------    -------------------------------------------------------
Policy     Interest    0% Gross     4% Gross      8% Gross     12% Gross       0% Gross      4% Gross      8% Gross      12% Gross
 Year      Per Year  (-1.47% Net) (2.53% Net)   (6.53% Net)  (10.53% Net)   (-1.47% Net)   (2.53% Net)   (6.53% Net)   (10.53% Net)
------   ----------  -----------  ------------  -----------   -----------    -----------   -----------   -----------    -----------
   1     $   2,088   $ 250,000    $  250,000    $  250,000    $   250,000    $        0    $        0    $        54    $       109
   2     $   4,259   $ 250,000    $  250,000    $  250,000    $   250,000    $    1,058    $    1,210    $     1,367    $     1,528
   3     $   6,517   $ 250,000    $  250,000    $  250,000    $   250,000    $    2,127    $    2,423    $     2,737    $     3,068
   4     $   8,866   $ 250,000    $  250,000    $  250,000    $   250,000    $    3,150    $    3,637    $     4,166    $     4,740
   5     $  11,308   $ 250,000    $  250,000    $  250,000    $   250,000    $    4,127    $    4,849    $     5,657    $     6,556
   6     $  13,848   $ 250,000    $  250,000    $  250,000    $   250,000    $    5,050    $    6,054    $     7,206    $     8,525
   7     $  16,490   $ 250,000    $  250,000    $  250,000    $   250,000    $    6,174    $    7,503    $     9,071    $    10,917
   8     $  19,237   $ 250,000    $  250,000    $  250,000    $   250,000    $    7,242    $    8,939    $    10,999    $    13,492
   9     $  22,095   $ 250,000    $  250,000    $  250,000    $   250,000    $    8,251    $   10,358    $    12,989    $    16,267
  10     $  25,066   $ 250,000    $  250,000    $  250,000    $   250,000    $    9,196    $   11,755    $    15,043    $    19,260
  15     $  41,805   $ 250,000    $  250,000    $  250,000    $   250,000    $   11,516    $   16,903    $    24,949    $    36,961
  20     $  62,171   $ 250,000    $  250,000    $  250,000    $   250,000    $   11,223    $   20,206    $    36,064    $    64,004
  25     $  86,948   $ 250,000    $  250,000    $  250,000    $   250,000    $    6,453    $   19,365    $    47,116    $   105,912
  30     $ 117,094   $ 250,000    $  250,000    $  250,000    $   303,621    $        0    $   10,239    $    55,536    $   172,512
  35     $ 153,771   $ 250,000    $  250,000    $  250,000    $   426,123    $        0    $        0    $    55,335    $   271,416
  40     $ 198,394   $       0(2) $        0(2) $  250,000    $   583,051    $        0(2) $        0(2) $    32,233    $   413,511
  45     $ 252,685   $       0    $        0    $        0(2) $   794,603    $        0    $        0    $         0(2) $   611,233
  50     $ 318,738   $       0    $        0    $        0    $ 1,076,649    $        0    $        0    $         0    $   882,499
  55     $ 399,102   $       0    $        0    $        0    $ 1,447,793    $        0    $        0    $         0    $ 1,248,097
  60     $ 496,877   $       0    $        0    $        0    $ 1,948,251    $        0    $        0    $         0    $ 1,755,181
  65     $ 615,835   $       0    $        0    $        0    $ 2,521,470    $        0    $        0    $         0    $ 2,401,400

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 29 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit
     Guarantee Period of 35 years. The Contract would be in default at the beginning of year 36. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 33 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The Contract would be in default at the beginning of year 36. Based on a gross return of 8%, the Contract would go into default in year 43.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE
INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATE OF
INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 4%, 8%, AND
12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR
INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE
SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE
YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.






                             VARIABLE UNIVERSAL LIFE
                         TYPE B (VARIABLE) DEATH BENEFIT
                             MALE NON-SMOKER AGE 35
                        $ 250,000 BASIC INSURANCE AMOUNT
                        $ 2,007.50 ANNUAL PREMIUM PAYMENT
                        USING MAXIMUM CONTRACTUAL CHARGES
                                          Death Benefit (1)                                     Cash Surrender Value (1)
                      -----------------------------------------------------    -----------------------------------------------------
           Premiums              Assuming Hypothetical Gross (and Net)                  Assuming Hypothetical Gross (and Net)
         Accumulated                 Annual Investment Return of                             Annual Investment Return of
End of      at 4%     -----------------------------------------------------    -----------------------------------------------------
Policy    Interest      0% Gross      4% Gross       8% Gross    12% Gross       0% Gross     4% Gross      8% Gross     12% Gross
 Year     Per Year    (-1.47% Net)  (2.53% Net)   (6.53% Net)  (10.53% Net)   (-1.47% Net)  (2.53% Net)   (6.53% Net)  (10.53% Net)
------   ----------   ------------  -----------   -----------   -----------    -----------  -----------   -----------   -----------
   1     $    2,088   $  250,966    $  251,020    $  251,074    $  251,128     $       0    $        0    $      52    $      106
   2     $    4,259   $  252,074    $  252,225    $  252,381    $  252,542     $   1,052    $    1,203    $   1,359    $    1,520
   3     $    6,517   $  253,136    $  253,430    $  253,743    $  254,072     $   2,114    $    2,409    $   2,721    $    3,050
   4     $    8,866   $  254,150    $  254,634    $  255,159    $  255,730     $   3,128    $    3,612    $   4,137    $    4,708
   5     $   11,308   $  255,115    $  255,832    $  256,633    $  257,525     $   4,093    $    4,810    $   5,611    $    6,503
   6     $   13,848   $  256,023    $  257,017    $  258,158    $  259,465     $   5,001    $    5,995    $   7,136    $    8,443
   7     $   16,490   $  256,874    $  258,187    $  259,737    $  261,562     $   6,107    $    7,421    $   8,971    $   10,795
   8     $   19,237   $  257,665    $  259,339    $  261,370    $  263,829     $   7,154    $    8,828    $  10,859    $   13,318
   9     $   22,095   $  258,392    $  260,467    $  263,056    $  266,280     $   8,137    $   10,211    $  12,800    $   16,025
  10     $   25,066   $  259,053    $  261,565    $  264,792    $  268,929     $   9,053    $   11,565    $  14,792    $   18,929
  15     $   41,805   $  261,158    $  266,356    $  274,114    $  285,685     $  11,158    $   16,356    $  24,114    $   35,685
  20     $   62,171   $  260,514    $  268,936    $  283,783    $  309,912     $  10,514    $   18,936    $  33,783    $   59,912
  25     $   86,948   $  255,308    $  266,800    $  291,498    $  343,793     $   5,308    $   16,800    $  41,498    $   93,793
  30     $  117,094   $  250,000    $  255,895    $  292,787    $  389,517     $       0    $    5,895    $  42,787    $  139,517
  35     $  153,771   $        0(2) $        0(2) $  278,702    $  447,592     $       0(2) $        0(2) $  28,702    $  197,592
  40     $  198,394   $        0    $        0    $        0(2) $  514,749     $       0    $        0    $       0(2) $  264,749
  45     $  252,685   $        0    $        0    $        0    $  578,131     $       0    $        0    $       0    $  328,131
  50     $  318,738   $        0    $        0    $        0    $  613,580     $       0    $        0    $       0    $  363,580
  55     $  399,102   $        0    $        0    $        0    $  568,845     $       0    $        0    $       0    $  318,845
  60     $  496,877   $        0    $        0    $        0    $  365,309     $       0    $        0    $       0    $  115,309
  65     $        0   $        0    $        0    $        0    $        0(2)  $       0    $        0    $       0    $        0(2)

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 28 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit
     Guarantee Period of 33 years. The Contract would be in default at the beginning of year 34. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 32 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The Contract would be in default at the beginning of year 34. Based on a gross return of 8%, the Contract would go into default in year 39. Based on a gross return of 12%, the Contract would go into default in year 62.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE
INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATE OF
INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 4%, 8%, AND
12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR
INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE
SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE
YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                             VARIABLE UNIVERSAL LIFE
                             MALE NON-SMOKER AGE 35
                        $ 250,000 BASIC INSURANCE AMOUNT
                        $ 2,007.50 ANNUAL PREMIUM PAYMENT
                        USING CURRENT CONTRACTUAL CHARGES
FIXED DEATH BENEFIT


                        Internal Rates of Return on Death (1)                      Internal Rates of Return on Surrender (1)
                 ------------------------------------------------------     ------------------------------------------------------
                        Assuming Hypothetical Gross (and Net)                      Assuming Hypothetical Gross (and Net)
                              Annual Investment Return of                              Annual Investment Return of
End of           ------------------------------------------------------     ------------------------------------------------------
Policy             0% Gross      4% Gross      8% Gross     12% Gross         0% Gross      4% Gross      8% Gross     12% Gross
 Year            (-1.17% Net)  (2.83% Net)   (6.83% Net)   (10.83% Net)     (-1.17% Net)  (2.83% Net)   (6.83% Net)   (10.83% Net)
------           ------------  ------------  ------------  ------------     ------------  ------------  ------------  ------------
   5                  135.66%       135.66%       135.66%       135.66%          -20.23%       -15.62%       -11.10%        -6.67%
  10                   44.34%        44.34%        44.34%        44.34%           -9.11%        -4.76%        -0.48%         3.74%
  15                   23.96%        23.96%        23.96%        23.96%           -7.36%        -2.73%         1.75%         6.10%
  20                   15.44%        15.44%        15.44%        15.44%           -6.42%        -1.59%         2.99%         7.38%
  25                   10.88%        10.88%        10.88%        12.53%           -6.08%        -0.95%         3.75%         8.16%
  30                    8.09%         8.09%         8.09%        11.46%           -6.71%        -0.76%         4.22%         8.61%
  35                    6.24%         6.24%         6.62%        10.77%           -8.87%        -0.86%         4.57%         8.88%
  40                    4.93%         4.93%         6.13%        10.26%          -26.36%        -1.47%         4.80%         9.03%
  45                         (2)      3.96%         5.81%         9.93%                 (2)     -3.40%         4.92%         9.11%
  50                                       (2)      5.58%         9.69%                               (2)      4.99%         9.15%
  55                                                5.40%         9.51%                                        5.00%         9.14%
  60                                                5.25%         9.35%                                        5.00%         9.12%
  65                                                5.15%         9.24%                                        5.04%         9.15%

(1)  Assumes no Contract loan has been made.
(2)  Based on a gross return of 0% the Contract would go into default in policy year 42.
     Based on a gross return of 4% the Contract would go into default in policy year 50.


VARIABLE DEATH BENEFIT


                        Internal Rates of Return on Death (1)                      Internal Rates of Return on Surrender (1)
                 ------------------------------------------------------     ------------------------------------------------------
                        Assuming Hypothetical Gross (and Net)                      Assuming Hypothetical Gross (and Net)
                              Annual Investment Return of                              Annual Investment Return of
End of           ------------------------------------------------------     ------------------------------------------------------
Policy             0% Gross      4% Gross      8% Gross     12% Gross         0% Gross      4% Gross      8% Gross     12% Gross
 Year            (-1.17% Net)  (2.83% Net)   (6.83% Net)   (10.83% Net)     (-1.17% Net)  (2.83% Net)   (6.83% Net)   (10.83% Net)
------           ------------  ------------  ------------  ------------     ------------  ------------  ------------  ------------
   5                  137.03%       137.21%       137.41%       137.63%          -20.41%       -15.79%       -11.28%        -6.85%
  10                   45.20%        45.42%        45.69%        46.03%           -9.29%        -4.95%        -0.67%         3.54%
  15                   24.67%        24.95%        25.34%        25.89%           -7.60%        -2.97%         1.51%         5.86%
  20                   16.07%        16.41%        16.96%        17.82%           -6.72%        -1.88%         2.71%         7.11%
  25                   11.44%        11.85%        12.59%        13.84%           -6.46%        -1.30%         3.42%         7.86%
  30                    8.54%         9.02%         9.99%        11.70%           -7.37%        -1.27%         3.77%         8.31%
  35                    6.53%         7.08%         8.31%        10.54%          -10.35%        -1.68%         3.94%         8.62%
  40                    4.95%         5.57%         7.14%        10.05%          -54.78%        -3.10%         3.92%         8.82%
  45                         (2)      4.21%         6.22%         9.74%                 (2)     -9.93%         3.73%         8.93%
  50                                       (2)      5.43%         9.53%                               (2)      3.34%         8.98%
  55                                                4.58%         9.36%                                        2.57%         9.00%
  60                                                3.42%         9.22%                                        0.61%         8.99%
  65                                                     (2)      9.13%                                             (2)      9.03%

(1)  Assumes no Contract loan has been made.
(2)  Based on a gross return of 0% the Contract would go into default in policy year 41.
     Based on a gross return of 4% the Contract would go into default in policy year 47.
     Based on a gross return of 8% the Contract would go into default in policy year 64.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE
INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATE OF
INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 4%, 8%, AND
12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR
INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE
SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE
YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.





                             VARIABLE UNIVERSAL LIFE
                             MALE NON-SMOKER AGE 35
                        $ 250,000 BASIC INSURANCE AMOUNT
                        $ 2,007.50 ANNUAL PREMIUM PAYMENT
                        USING MAXIMUM CONTRACTUAL CHARGES
FIXED DEATH BENEFIT

                        Internal Rates of Return on Death (1)                      Internal Rates of Return on Surrender (1)
                 ------------------------------------------------------     ------------------------------------------------------
                        Assuming Hypothetical Gross (and Net)                      Assuming Hypothetical Gross (and Net)
                              Annual Investment Return of                              Annual Investment Return of
End of           ------------------------------------------------------     ------------------------------------------------------
Policy             0% Gross      4% Gross      8% Gross     12% Gross         0% Gross      4% Gross      8% Gross     12% Gross
 Year            (-1.47% Net)  ( 2.53% Net)  (6.53% Net)   (10.53% Net)     (-1.47% Net)  (2.53% Net)   (6.53% Net)   (10.53% Net)
------           ------------  ------------  ------------  ------------     ------------  ------------  ------------  ------------
   5                  135.66%       135.66%       135.66%       135.66%          -28.27%       -23.33%       -18.54%       -13.87%
  10                   44.34%        44.34%        44.34%        44.34%          -14.87%       -10.02%        -5.32%        -0.76%
  15                   23.96%        23.96%        23.96%        23.96%          -13.34%        -7.64%        -2.39%         2.52%
  20                   15.44%        15.44%        15.44%        15.44%          -14.63%        -7.12%        -1.03%         4.26%
  25                   10.88%        10.88%        10.88%        10.88%          -23.71%        -8.45%        -0.49%         5.35%
  30                                  8.09%         8.09%         9.09%                        -16.33%        -0.53%         6.14%
  35                                                6.24%         8.56%                                       -1.37%         6.60%
  40                         (2)           (2)      4.93%         8.14%                 (2)           (2)     -5.21%         6.86%
  45                                                     (2)      7.83%                                             (2)      6.99%
  50                                                              7.59%                                                      7.03%
  55                                                              7.40%                                                      7.02%
  60                                                              7.25%                                                      7.01%
  65                                                              7.05%                                                      6.95%

(1)  Assumes no Contract loan has been made.
(2)  Based on a gross return of 0% the Contract would go into default in policy year 36.
     Based on a gross return of 4% the Contract would go into default in policy year 36.
     Based on a gross return of 8% the Contract would go into default in policy year 43.


VARIABLE DEATH BENEFIT

                        Internal Rates of Return on Death (1)                      Internal Rates of Return on Surrender (1)
                 ------------------------------------------------------     ------------------------------------------------------
                        Assuming Hypothetical Gross (and Net)                      Assuming Hypothetical Gross (and Net)
                              Annual Investment Return of                              Annual Investment Return of
End of           ------------------------------------------------------     ------------------------------------------------------
Policy             0% Gross      4% Gross      8% Gross     12% Gross         0% Gross      4% Gross      8% Gross     12% Gross
 Year            (-1.47% Net)  (2.53% Net)   (6.53% Net)   (10.53% Net)     (-1.47% Net)  (2.53% Net)   (6.53% Net)   (10.53% Net)
------           ------------  ------------  ------------  ------------     ------------  ------------  ------------  ------------
   5                  136.77%       136.92%       137.09%       137.28%          -28.52%       -23.58%       -18.80%       -14.13%
  10                   44.98%        45.16%        45.38%        45.66%          -15.18%       -10.34%        -5.64%        -1.07%
  15                   24.43%        24.65%        24.96%        25.40%          -13.84%        -8.10%        -2.83%         2.09%
  20                   15.76%        16.01%        16.43%        17.11%          -15.57%        -7.87%        -1.68%         3.67%
  25                   11.01%        11.28%        11.83%        12.84%          -27.43%        -9.98%        -1.50%         4.52%
  30                                  8.21%         8.90%        10.35%                        -25.40%        -2.31%         4.98%
  35                         (2)           (2)      6.72%         8.77%                 (2)           (2)     -5.77%         5.17%
  40                                                     (2)      7.68%                                             (2)      5.15%
  45                                                              6.80%                                                      4.91%
  50                                                              5.98%                                                      4.41%
  55                                                              4.97%                                                      3.36%
  60                                                              3.21%                                                     -0.14%
  65                                                                   (2)                                                       (2)

(1)  Assumes no Contract loan has been made.
(2) Based on a gross return of 0% the Contract would go into default in policy year 34.

     Based on a gross return of 4% the Contract would go into default in policy year 34.

     Based on a gross return of 8% the Contract would go into default in policy year 39.

     Based on a gross return of 12% the Contract would go into default in policy year 62.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE
INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATE OF
INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 4%, 8%, AND
12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR
INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE
SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE
YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


CONTRACT LOANS


You may borrow from Pruco Life an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options, and
(2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value.

Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the tenth Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans; standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.5%.

The term "Contract debt" means the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. See LAPSE AND REINSTATEMENT, page 25. If the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges and you fail to keep the Contract in force, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS, page 23.

When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and/or the fixed-rate option, as applicable. Unless you ask us to take the loan amount from specific investment options and we agree, the reduction will be made in the same proportions as the value in each subaccount and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net cost of a standard loan is 1% and the net cost of a preferred loan is 1/2%.

As long as Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, a loan will not affect the Death Benefit Guarantee. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 23.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation for future premium payments on file as of the loan payment date, plus interest credits accrued on the loan since the last transaction date. We will not increase the portion of the Contract Fund allocated to the investment options by loan interest that you pay before we make it part of the loan. We reserve the right to change the manner in which we allocate loan repayments.

SALE OF THE CONTRACT AND SALES COMMISSIONS


Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 213 Washington Street, Newark, New Jersey 07102-2992. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.


Generally, representatives will receive a commission of no more than 50% of the premiums received in the first year on premiums up to the target premium (see PREMIUMS, page 8), no more than 5% of premiums received in years two through 10 on premiums up to the target premium, and no more than 3% on premiums received in the first 10 years in excess of the target premium or received after 10 years. If the basic insurance amount is increased, representatives will generally receive a commission of no more than 10% of the premiums received up to the target premium for the increase for the first 10 years of the increase, and no more than 3% on other premiums received for the increase. Moreover, trail commissions of up to 0.025% of the Contract Fund as of the end of each calendar quarter may be paid. Representatives with less than 4 years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

TAX TREATMENT OF CONTRACT BENEFITS

Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life believes the tax laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws and regulations or interpretations will not change.

TREATMENT AS LIFE INSURANCE. The Contract will be treated as "life insurance," as long as it satisfies certain definitional tests set forth in Sections 7702 of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Contract satisfy diversification requirements under Section 817(h) of the Code. (For further detail on diversification requirements, see DIVIDENDS, DISTRIBUTIONS, AND TAXES in the attached prospectus for the Series Fund.)


Pruco Life believes that it has taken adequate steps to cause the Contract to be treated as life insurance for tax purposes. This means that: (1) except as noted below, the Contract owner should not be taxed on any part of the Contract Fund, including additions attributable to interest, dividends or appreciation until amounts are distributed under the Contract; and (2) the death benefit should be excludible from the gross income of the beneficiary under Section 101(a) of the Code.

However, Section 7702 of the Code which defines life insurance for tax purposes gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations relating to the definition of life insurance were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under Section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under
Section 817(d) relating to the definition of a variable contract.


Pruco Life intends to comply with final regulations or rulings issued under Sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.

PRE-DEATH DISTRIBUTIONS. The taxation of pre-death distributions depends on whether the Contract is classified as a Modified Endowment Contract. The following discussion first deals with distributions under Contracts not so classified, and then with Modified Endowment Contracts.


    1. A surrender or lapse of the Contract may have tax consequences. Upon surrender, the owner will not be taxed on the cash surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Contract debt will, upon surrender or lapse, be added to the cash surrender value and treated, for this purpose, as if it had been received. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.


        A withdrawal generally is not taxable unless it exceeds total gross premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. However, under certain limited circumstances, in the first 15 Contract years all or a portion of a withdrawal may be taxable if the

        Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid to date.


        Extra premiums for optional benefits and riders generally do not count in computing gross premiums paid, which in turn determines the extent to which a withdrawal might be taxed.


        Loans received under the Contract will ordinarily be treated as indebtedness of the owner and will not be considered to be distributions subject to tax. However, there is some risk the Internal Revenue Service might assert the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Pruco Life would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.


    2. Some of the above rules are changed if the Contract is classified as a Modified Endowment Contract under Section 7702A of the Code. It is possible for this Contract to be classified as a Modified Endowment Contract under at least two circumstances: premiums in excess of the 7-pay premiums allowed under Section 7702A are paid or a decrease in the basic insurance amount is made (or a rider removed). Moreover, the addition of a rider or the increase in the basic insurance amount after the Contract date may have an impact on the Contract's status as a Modified Endowment Contract. Contract owners contemplating any of these steps, particularly a withdrawal that would reduce the basic insurance amount, should first consult a qualified tax advisor and their Pruco Life representative.


        If the Contract is classified as a Modified Endowment Contract, then pre-death distributions, including loans, assignment and pledges are includible in income to the extent that the Contract Fund prior to surrender charges exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. These rules may also apply to pre-death distributions, including loans, made during the two year period prior to the Contract becoming a Modified Endowment Contract.


        In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10% of the amount includible in income unless the amount is distributed on or after age 59 1/2, on account of the taxpayer's disability or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.


        Under certain circumstances, multiple Modified Endowment Contracts issued during any calendar year will be treated as a single contract for purposes of applying the above rules.

WITHHOLDING


The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations, if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Pruco Life will provide the Contract owner with forms and instructions concerning the right to elect that no taxes be withheld from the taxable portion of any payment. All recipients may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Special withholding rules apply to payments to non-resident aliens.


OTHER TAX CONSIDERATIONS. Transfer of the Contract to a new owner or assignment of the Contract may have tax consequences depending on the circumstances. In the case of a transfer of the Contract for a valuable consideration, the death benefit may be subject to federal income taxes under Section 101(a)(2) of the Code. In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under Section 2601 of the Code.

In certain circumstances, deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied under Sections 163 of the Code as personal interest or under Section 264 of the Code. Contract owners should consult a tax advisor regarding the application of these provisions to their circumstances.

Business-owned life insurance is subject to additional rules. Section 264(a)(1) of the Code generally precludes business Contract owners from deducting premium payments. Interest on Contract debt on a business-owned insurance policy is generally not tax-deductible. An exemption permits the deduction of interest on policy loans on contracts for up to 20 key persons. The interest deduction for contract debt on such loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per insured key person. The Code also imposes an indirect tax upon additions to the Contract Fund or the receipt of death benefits under business- owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.

The individual situation of each Contract owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the owner or insured dies.

LAPSE AND REINSTATEMENT

On each Monthly date, we will determine the value of the Contract Fund. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in force under the Death Benefit Guarantee. See DEATH BENEFIT GUARANTEE, page 9. If the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, Pruco Life will send you a notice of default setting forth the payment which we estimate will keep the Contract in force for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses and ends without value with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 23.

A Contract that ended in default may be reinstated within 5 years after the date of default if the following conditions are met: (1) renewed evidence of insurability is provided on the insured; (2) submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and (3) any Contract debt with interest to date must be restored (if the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement) or paid back. The date of reinstatement will be the Monthly date that coincides with or next follows the date we approve your request. All required charges will be deducted from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Pruco Life may offer the Contract with male mortality rates to such prospective purchasers.

OTHER GENERAL CONTRACT PROVISIONS

ASSIGNMENT. This Contract may not be assigned if such assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment, and we will not be obligated to comply with any assignment unless we received a copy at one of our Home Offices.

BENEFICIARY. The beneficiary is designated and named in the application by the Contract owner. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the Contract has been in force during the lifetime of the insured for two years from the Contract date or, with respect to any change in the Contract that requires Pruco Life's approval and could increase its liability, after the change has been in effect during the insured's lifetime for two years from the effective date of the change, assuming enough premium has been paid to cover the required charges, Pruco Life will not contest its liability under the Contract in accordance with its terms.


MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex or both are incorrect in the Contract, Pruco Life will adjust each benefit and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.


SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and Pruco Life will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract owners may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date.


One rider pays certain premiums into the Contract if the insured is totally disabled within the meaning of the provision. Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract should lapse. Certain restrictions may apply; they are clearly described in the applicable rider.


Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Pruco Life is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Pruco Life will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Series Fund in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of Series Fund shares for which instructions may be given by a Contract owner is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give Pruco Life instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

SUBSTITUTION OF SERIES FUND SHARES

Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of such substitution.

REPORTS TO CONTRACT OWNERS

Once each year you will be sent a statement that provides certain information pertinent to your own Contract. This statement will detail values and transactions made and specific Contract data that apply only to your particular Contract. Currently we intend to provide three quarterly reports (in addition to the year-end statement) which provide abbreviated information pertinent to your own Contract.

You will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.

STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS


The financial statements included in this prospectus for year ended December 31, 1996, have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements included in this prospectus for years ended December 31, 1995 and December 31, 1994, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.


On March 12, 1996, Deloitte & Touche LLP was dismissed as the independent accountants of Pruco Life. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make reference to the matter in their reports.


Actuarial matters included in this prospectus have been examined by Ching-Meei Chang, MAAA, FSA, Actuarial Director of Prudential whose opinion is filed as an exhibit to the registration statement.

LITIGATION


Several actions have been brought against Pruco Life alleging that Pruco Life and its agents engaged in improper life insurance sales practices. Prudential has agreed to indemnify Pruco Life for losses, if any, resulting from such litigation. No other significant litigation is being brought against Pruco Life that would have a material effect on its financial position.


ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.



Further information may also be obtained from Pruco Life's office. The address and telephone number are set forth on the inside front cover of this prospectus.


FINANCIAL STATEMENTS

The consolidated financial statements of Pruco Life and subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS



The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.


                             DIRECTORS OF PRUCO LIFE


WILLIAM M. BETHKE, Director. -- President, Prudential Capital Markets Group since 1992.


IRA J. KLEINMAN, Director. -- Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; 1993 to 1995:
President, Prudential Select; Prior to 1993: Senior Vice President of
Prudential.

MENDEL A. MELZER, Director. -- Chief Investment Officer, Mutual Funds and Annuities, Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services; Prior to 1993: Managing Director, Prudential Investment Corporation.


ESTHER H. MILNES, President and Director. -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; 1993 to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services; Prior to 1993: Vice President and Associate Actuary of Prudential.

I. EDWARD PRICE, Vice Chairman and Director. -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; 1994 to 1995: Chief Executive Officer, Prudential International Insurance; 1993 to 1994: President, Prudential International Insurance; Prior to 1993: Senior Vice President and Company Actuary of Prudential.


KIYOFUMI SAKAGUCHI, Director. -- President, Prudential International Insurance Group since 1995; 1994 to 1995: Chairman and Chief Executive Officer, The Prudential Life Insurance Co., Ltd.; Prior to 1994: President and Chief Executive Officer, Asia Pacific Region-Prudential International Insurance, and President, The Prudential Life Insurance Co., Ltd.


WILLIAM F. YELVERTON, Chairman and Director. -- Chief Executive Officer, Prudential Individual Insurance Group since 1995; Prior to 1995: Chief Executive Officer, New York Life Worldwide.

                         OFFICERS WHO ARE NOT DIRECTORS


SUSAN L. BLOUNT, Secretary.--Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.


C. EDWARD CHAPLIN, Treasurer. -- Vice President and Treasurer of Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of Prudential; 1992 to 1993: Vice President and Assistant Treasurer, Banking and Cash Management for Prudential.

LINDA S. DOUGHERTY, Vice President, Comptroller and Chief Accounting Officer. -- Vice President and Comptroller, Prudential Individual Insurance Group since 1997; Prior to 1997: Vice President, Accounting, Prudential.

JAMES C. DROZANOWSKI, Senior Vice President. -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996:
President and Chief Executive Officer of Chase Manhattan Bank; 1993 to 1995:
Vice President, North America Customer Services, Chase Manhattan Bank; Prior to 1993: Operations Executive, Global Securities Services, Chase Manhattan Bank.


CLIFFORD E. KIRSCH, Chief Legal Officer. -- Chief Counsel, Variable Products, Law Department of Prudential since 1995; 1994 to 1995: Associate General Counsel with Paine Webber; Prior to 1994: Assistant Director in the Division of Investment Management with the Securities and Exchange Commission.


FRANK P. MARINO, Senior Vice President. -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services.

MARIO A. MOSSE, Senior Vice President. -- Vice President, Annuity Services, Prudential Investments since 1996; Prior to 1996: Vice President, Chase Manhattan Bank.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary. -- Vice President and Associate Actuary, Prudential.

KAREN L. SHAPIRO, Senior Vice President. -- Vice President, Prudential Individual Insurance Group since 1996; Vice President and Associate General Counsel, Prudential Securities Incorporated 1993 to 1996; Prior to 1993: Senior Associate with Shaw, Pittman, Potts and Trowbridge.



The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

* SUBSIDIARY OF PRUDENTIAL

                            FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 1996

                                                                                     SUBACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY         MANAGED         BALANCED
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]............................................  $   48,602,527  $   69,864,663  $  678,148,975  $1,017,291,397  $  534,344,865
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $   48,479,537  $   69,810,275  $  677,939,121  $1,016,601,979  $  534,039,090
  Equity of Pruco Life Insurance Company..........         122,990          54,388         209,854         689,418         305,775
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $   48,602,527  $   69,864,663  $  678,148,975  $1,017,291,397  $  534,344,865
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                                                     SUBACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY         MANAGED         BALANCED
                                                    --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $    2,545,618  $    4,422,147  $   15,452,502  $   29,870,591  $   21,071,449
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 5A].....         295,628         403,154       3,759,455       5,804,428       3,078,977
  Reimbursement for excess expenses [Note 5D].....         (20,990)        (33,127)       (691,285)     (2,442,468)     (1,030,139)
                                                    --------------  --------------  --------------  --------------  --------------
NET EXPENSES......................................         274,638         370,027       3,068,170       3,361,960       2,048,838
                                                    --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................       2,270,980       4,052,120      12,384,332      26,508,631      19,022,611
                                                    --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............               0               0      60,055,192      95,799,304      32,702,701
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................               0         133,542       6,145,351       9,236,814       4,364,767
  Net unrealized gain (loss) on investments.......               0      (1,490,302)     25,824,063     (10,204,679)      3,618,761
                                                    --------------  --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS....................               0      (1,356,760)     92,024,606      94,831,439      40,686,229
                                                    --------------  --------------  --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $    2,270,980  $    2,695,360  $  104,408,938  $  121,340,070  $   59,708,840
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11.

                                       A1

                                                                               SUBACCOUNTS (CONTINUED)
                                                    ------------------------------------------------------------------------------
                                                         HIGH
                                                        YIELD           STOCK           EQUITY                        PRUDENTIAL
                                                         BOND           INDEX           INCOME          GLOBAL         JENNISON
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]                                              $   36,136,216  $   90,276,629  $   60,001,150  $   22,767,801  $   11,272,061
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners                         $   36,121,047  $   89,628,480  $   59,976,124  $   22,620,834  $   10,997,199
  Equity of Pruco Life Insurance Company                    15,169         648,149          25,026         146,967         274,862
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $   36,136,216  $   90,276,629  $   60,001,150  $   22,767,801  $   11,272,061
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

                                                                       SUBACCOUNTS (CONTINUED)
                                                    --------------------------------------------------------------
                                                         HIGH
                                                        YIELD           STOCK           EQUITY
                                                         BOND           INDEX           INCOME          GLOBAL
                                                    --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received                   $    3,403,479  $    1,433,253  $    1,891,825  $      488,012
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 5A]              209,077         450,089         323,322         107,629
  Reimbursement for excess expenses [Note 5D]                    0               0               0               0
                                                    --------------  --------------  --------------  --------------
NET EXPENSES                                               209,077         450,089         323,322         107,629
                                                    --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)                             3,194,402         983,164       1,568,503         380,383
                                                    --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received                           0       1,013,015       1,879,859         347,618
  Realized gain (loss) on shares redeemed
    [average cost basis]                                   (26,717)        515,477         417,132          36,315
  Net unrealized gain (loss) on investments                386,086      12,527,056       6,642,405       2,363,101
                                                    --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS                             359,369      14,055,548       8,939,396       2,747,034
                                                    --------------  --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $    3,553,771  $   15,038,712  $   10,507,899  $    3,127,417
                                                    --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------


                                                      PRUDENTIAL
                                                       JENNISON
                                                    --------------
INVESTMENT INCOME
  Dividend distributions received                   $       16,655
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 5A]               35,885
  Reimbursement for excess expenses [Note 5D]                    0
                                                    --------------
NET EXPENSES                                                35,885
                                                    --------------
NET INVESTMENT INCOME (LOSS)                               (19,230)
                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received                           0
  Realized gain (loss) on shares redeemed
    [average cost basis]                                    32,821
  Net unrealized gain (loss) on investments                870,328
                                                    --------------
NET GAIN (LOSS) ON INVESTMENTS                             903,149
                                                    --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $      883,919
                                                    --------------
                                                    --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11.

                                       A2

                            FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                             SUBACCOUNTS
                                    ----------------------------------------------------------------------------------------------
                                                        MONEY                                        DIVERSIFIED
                                                        MARKET                                           BOND
                                    ----------------------------------------------  ----------------------------------------------
                                         1996            1995            1994            1996            1995            1994
                                    --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)....  $    2,270,980  $    2,620,276  $    1,649,101  $    4,052,120  $    3,860,873  $    3,400,785
  Capital gains distributions
    received......................               0               0               0               0         144,746         133,233
  Realized gain (loss) on shares
    redeemed
    [average cost basis]..........               0               0               0         133,542          75,353         (39,688)
  Net unrealized gain (loss) on
    investments...................               0               0               0      (1,490,302)      7,114,539      (5,814,428)
                                    --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS.......       2,270,980       2,620,276       1,649,101       2,695,360      11,195,511      (2,320,098)
                                    --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 7]........................      (4,243,121)       (740,753)        174,399       1,116,168      (1,432,720)     (3,900,361)
                                    --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 8]........................          22,759         (89,480)       (486,387)         33,769         (94,534)         24,099
                                    --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS..........................      (1,949,382)      1,790,043       1,337,113       3,845,297       9,668,257      (6,196,360)

NET ASSETS:
  Beginning of year...............      50,551,909      48,761,866      47,424,753      66,019,366      56,351,109      62,547,469
                                    --------------  --------------  --------------  --------------  --------------  --------------
  End of year.....................  $   48,602,527  $   50,551,909  $   48,761,866  $   69,864,663  $   66,019,366  $   56,351,109
                                    --------------  --------------  --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11.

                                       A3

                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                                                         FLEXIBLE
                                                          EQUITY                         MANAGED
                                      ----------------------------------------------  --------------
                                           1996            1995            1994            1996
                                      --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)        $   12,384,332  $    8,602,440  $    7,817,827  $   26,508,631
  Capital gains distributions
    received                              60,055,192      20,556,916      18,199,834      95,799,304
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                   6,145,351       1,265,358       1,432,168       9,236,814
  Net unrealized gain (loss) on
    investments                           25,824,063     105,422,478     (17,636,131)    (10,204,679)
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS              104,408,938     135,847,192       9,813,698     121,340,070
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 7]                               (13,252,943)     13,327,159       1,930,473     (41,031,839)
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 8]                                  (127,887)        153,934        (486,070)        533,513
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  91,028,108     149,328,285      11,258,101      80,841,744

NET ASSETS:
  Beginning of year                      587,120,867     437,792,582     426,534,481     936,449,653
                                      --------------  --------------  --------------  --------------
  End of year                         $  678,148,975  $  587,120,867  $  437,792,582  $1,017,291,397
                                      --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------


                                                                                       CONSERVATIVE
                                                                                         BALANCED
                                                                      ----------------------------------------------

                                           1995            1994            1996            1995            1994
                                      --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $   24,734,903  $   19,391,523  $   19,022,611  $   17,956,379  $   13,772,420
  Capital gains distributions
    received                              39,033,998      22,635,794      32,702,701      17,065,189       4,752,103
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                   5,763,771       2,045,045       4,364,767       2,716,236         925,009
  Net unrealized gain (loss) on
    investments                          113,356,027     (73,072,549)      3,618,761      35,828,712     (25,603,121)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS              182,888,699     (29,000,187)     59,708,840      73,566,516      (6,153,589)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 7]                               (31,598,849)    (15,011,537)    (25,728,075)    (18,484,820)     (3,697,057)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 8]                                (1,895,990)      1,559,318         207,529        (806,795)        172,937
                                      --------------  --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                 149,393,860     (42,452,406)     34,188,294      54,274,901      (9,677,709)
NET ASSETS:
  Beginning of year                      787,055,793     829,508,199     500,156,571     445,881,670     455,559,379
                                      --------------  --------------  --------------  --------------  --------------
  End of year                         $  936,449,653  $  787,055,793  $  534,344,865  $  500,156,571  $  445,881,670
                                      --------------  --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11.

                                       A4

                            FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                          SUBACCOUNTS
                                 ----------------------------------------------------------------------------------------------
                                                      HIGH
                                                     YIELD                                           STOCK
                                                      BOND                                           INDEX
                                 ----------------------------------------------  ----------------------------------------------
                                      1996            1995            1994            1996            1995            1994
                                 --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)...$    3,194,402  $    3,185,876  $    2,882,389  $      983,164  $      870,823  $      843,636
  Capital gains distributions
    received.....................             0               0              23       1,013,015         454,847          68,595
  Realized gain (loss) on shares
    redeemed
    [average cost basis].........       (26,717)        (44,447)        (41,868)        515,477       1,387,759         574,991
  Net unrealized gain (loss) on
    investments..................       386,086       1,861,218      (3,901,821)     12,527,056      14,103,114      (1,293,204)
                                 --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS......     3,553,771       5,002,647      (1,061,277)     15,038,712      16,816,543         194,018
                                 --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 7].......................    (1,115,027)     (1,077,084)     (1,682,842)     10,720,960         623,288        (263,376)
                                 --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 8].......................        (6,897)          5,385         (94,816)        396,129         132,045          92,281
                                 --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS.........................     2,431,847       3,930,948      (2,838,935)     26,155,801      17,571,876          22,923

NET ASSETS:
  Beginning of year..............    33,704,369      29,773,421      32,612,356      64,120,828      46,548,952      46,526,029
                                 --------------  --------------  --------------  --------------  --------------  --------------
  End of year....................$   36,136,216  $   33,704,369  $   29,773,421  $   90,276,629  $   64,120,828  $   46,548,952
                                 --------------  --------------  --------------  --------------  --------------  --------------
                                 --------------  --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11.

                                       A5

                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                          EQUITY
                                                          INCOME                         GLOBAL*
                                      ----------------------------------------------  --------------
                                           1996            1995            1994            1996
                                      --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)        $    1,568,503  $    1,499,078  $    1,108,691  $      380,383
  Capital gains distributions
    received                               1,879,859       2,122,385       1,981,250         347,618
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                     417,132         107,006          76,758          36,315
  Net unrealized gain (loss) on
    investments                            6,642,405       4,726,822      (3,029,605)      2,363,101
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS               10,507,899       8,455,291         137,094       3,127,417
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 7]                                (1,064,633)      3,721,237       8,440,504       5,614,035
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 8]                                   (61,045)         75,709        (464,805)         18,594
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   9,382,221      12,252,237       8,112,793       8,760,046

NET ASSETS:
  Beginning of year                       50,618,929      38,366,692      30,253,899      14,007,755
                                      --------------  --------------  --------------  --------------
  End of year                         $   60,001,150  $   50,618,929  $   38,366,692  $   22,767,801
                                      --------------  --------------  --------------
                                      --------------  --------------  --------------
                                                                                      --------------
                                                                                      --------------
                                                                                        *Commenced
                                                                                         Business
                                                                                        on 5/1/94


                                                                                PRUDENTIAL
                                                                                JENNISON**
                                                                      ------------------------------

                                           1995            1994            1996            1995
                                      --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $      137,947  $       (5,689) $      (19,230) $       (2,483)
  Capital gains distributions
    received                                 270,758           3,344               0               0
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                      60,621               0          32,821           3,407
  Net unrealized gain (loss) on
    investments                            1,314,446        (559,095)        870,328          59,770
                                      --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                1,783,772        (561,440)        883,919          60,694
                                      --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 7]                                 1,377,627      11,335,055       8,604,081       1,554,794
                                      --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 8]                                  (539,673)        612,414          71,804          96,769
                                      --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   2,621,726      11,386,029       9,559,804       1,712,257
NET ASSETS:
  Beginning of year                       11,386,029               0       1,712,257               0
                                      --------------  --------------  --------------  --------------
  End of year                         $   14,007,755  $   11,386,029  $   11,272,061  $    1,712,257
                                                                      --------------  --------------
                                      --------------  --------------  --------------  --------------
                                      --------------  --------------

                                                                               **Commenced
                                                                                 Business
                                                                                on 5/1/95

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11.

                                       A6

                        NOTES TO FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
                      FOR THE YEAR ENDED DECEMBER 31, 1996

NOTE 1:  GENERAL

Pruco Life Variable Appreciable Account ("the Account") was established on January 13, 1984 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Currently only Pruco Life's Variable Appreciable Life ("VAL") Contracts invest in the Account. Pruco Life's Variable Universal Life ("VUL") Contracts will begin investing in the Account on January 24, 1997.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are ten subaccounts within the Account available to Contract holders of VUL. Each of the subaccounts invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

New sales of the VAL product which invests in the Account were discontinued as of May 1, 1992. However, premium payments made by current VAL Contract owners will continue to be received by the Account. All premium payments for the VUL product will be received by the Account.

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on ex-dividend date.

Equity of Pruco Life Insurance Company--Pruco Life maintains a position in the Account for the purpose of administering activity in the Account. The activity includes unit transactions, fund share transactions, and expense processing. Pruco Life monitors the balance daily and transfers funds based upon anticipated activity. At times, Pruco Life may owe an amount to the Account, which is reflected in Pruco Life's equity as a negative balance. The position does not have an effect on the Contract owner's account or the related unit value.


                                       A7

NOTE 3:  INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1996 were as follows:

                                                     PORTFOLIOS
                    ----------------------------------------------------------------------------
                        MONEY       DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                       MARKET          BOND           EQUITY         MANAGED         BALANCED
                    -------------  -------------  --------------  --------------  --------------
Number of shares:       4,860,253      6,313,778      25,149,332      57,190,947      34,435,961
Net asset value
per share:          $    10.00000  $    11.06543  $     26.96489  $     17.78763  $     15.51706
Cost:               $  48,602,527  $  67,751,873  $  470,995,841  $  859,142,904  $  468,191,337


                                               PORTFOLIOS (CONTINUED)
                    ----------------------------------------------------------------------------
                        HIGH
                        YIELD          STOCK          EQUITY                        PRUDENTIAL
                        BOND           INDEX          INCOME          GLOBAL         JENNISON
                    -------------  -------------  --------------  --------------  --------------
Number of shares:       4,593,106      3,801,968       3,241,585       1,275,168         786,980
Net asset value
per share:          $     7.86749  $    23.74471  $     18.50982  $     17.85474  $     14.32319
Cost:               $  37,195,879  $  56,796,687  $   48,102,205  $   19,649,350  $   10,341,963

NOTE 4:  CONTRACT OWNER UNIT INFORMATION

Outstanding Contract owner units, unit values and total Contract owner equity for the year ended December 31, 1996 were as follows:

                                                             SUBACCOUNTS
                    ---------------------------------------------------------------------------------------------
                          MONEY           DIVERSIFIED                            FLEXIBLE         CONSERVATIVE
                         MARKET              BOND              EQUITY             MANAGED           BALANCED
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
 Units Outstanding
 (VAL):...........     27,635,005.343     26,475,879.397    126,934,924.340    276,125,230.858    172,284,568.110
Unit value
  (VAL):..........  $         1.75428  $         2.63675  $         5.34084  $         3.68167  $         3.09975
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity (VAL):...  $      48,479,537  $      69,810,275  $     677,939,121  $   1,016,601,979  $     534,039,090
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Units
  Outstanding
  (VUL):..........                 --                 --                 --                 --                 --
Unit value
  (VUL):..........                 --                 --                 --                 --                 --
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity (VUL):...                 --                 --                 --                 --                 --
                    -----------------  -----------------  -----------------  -----------------  -----------------
TOTAL CONTRACT
OWNER EQUITY:.....  $      48,479,537  $      69,810,275  $     677,939,121  $   1,016,601,979  $     534,039,090
                    -----------------  -----------------  -----------------  -----------------  -----------------
                    -----------------  -----------------  -----------------  -----------------  -----------------


                                                       SUBACCOUNTS (CONTINUED)
                    ---------------------------------------------------------------------------------------------
                          HIGH
                          YIELD              STOCK             EQUITY                              PRUDENTIAL
                          BOND               INDEX             INCOME             GLOBAL            JENNISON
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
 Units Outstanding
 (VAL):...........     16,605,774.477     29,188,289.443     18,772,398.676     17,029,016.012      7,721,125.596
Unit value
  (VAL):..........  $         2.17521  $         3.07070  $         3.19491  $         1.32837  $         1.42430
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity (VAL):...  $      36,121,047  $      89,628,480  $      59,976,124  $      22,620,834  $      10,997,199
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Units
  Outstanding
  (VUL):..........                 --                 --                 --                 --                 --
Unit value
  (VUL):..........                 --                 --                 --                 --                 --
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity (VUL):...                 --                 --                 --                 --                 --
                    -----------------  -----------------  -----------------  -----------------  -----------------
TOTAL CONTRACT
OWNER EQUITY:.....  $      36,121,047  $      89,628,480  $      59,976,124  $      22,620,834  $      10,997,199
                    -----------------  -----------------  -----------------  -----------------  -----------------
                    -----------------  -----------------  -----------------  -----------------  -----------------

                                       A8

NOTE 5:  CHARGES AND EXPENSES

A.  Mortality Risk and Expense Risk Charges

    The mortality risk and expense risk charges at an effective annual rate of 0.60% are applied against the net assets representing equity of VAL and VUL Contract owners held in each subaccount. Mortality risk is that Contract holders may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1996, the amount of these charges paid to Pruco Life for the VAL product was $14,713,391.

B.  Deferred Sales Charge

    Subsequent to a Contract owner redemption, a deferred sales charge is imposed upon the surrender of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the tenth year of the Contract. No sales charge will be imposed on death benefits. For 1996, the amount of these charges paid to Pruco Life for VAL was $3,439,306.

C.  Partial Withdrawal Charge

    A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value from VAL Contracts. For 1996, the amount of these charges paid to Pruco Life for VAL was $69,170.

D.  Expense Reimbursement

    Pursuant to a prior merger agreement, the Account is reimbursed by Pruco Life for expenses in excess of 0.40% of the VAL product's average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, and the Conservative Balanced Portfolios of the Series Fund. For 1996, the amount of these reimbursements totaled $4,218,009.

E.  Cost of Insurance Charges

    Contract holder contributions are applied to the Account net of the following charges: transaction costs, premium taxes, sales loads, monthly administration charges, and death benefit risk charges. During 1996, for VAL, Pruco Life received from Contract owners $4,272,094, $5,444,940, $393,203, $13,244,265 and $2,484,809, respectively for these charges.

NOTE 6:  TAXES

Pruco Life is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Pruco Life. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded.

                                       A9

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

Contract owner activity in the subaccounts of the Account, for the year ended December 31, 1996, was as follows:

                                                  SUBACCOUNTS
                --------------------------------------------------------------------------------
                    MONEY        DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                    MARKET           BOND           EQUITY           MANAGED         BALANCED
                --------------  --------------  ---------------  ---------------  --------------
Contract Owner
Contributions,
net:            $   31,416,670  $   12,684,816  $    85,325,629  $   115,822,666  $   64,449,174
Contract Owner
Redemptions:    $  (33,618,199) $  (14,081,345) $  (106,876,645) $  (146,140,657) $  (80,582,263)
Net Transfers
from(to) other
subaccounts or
fixed rate
option:         $   (2,041,592) $    2,512,697  $     8,298,073  $   (10,713,848) $   (9,594,986)


                                            SUBACCOUNTS (CONTINUED)
                --------------------------------------------------------------------------------
                     HIGH
                    YIELD           STOCK           EQUITY                          PRUDENTIAL
                     BOND           INDEX           INCOME           GLOBAL          JENNISON
                --------------  --------------  ---------------  ---------------  --------------
Contract Owner
Contributions,
net:            $    9,385,513  $   16,779,382  $    13,424,627  $     6,463,503  $    5,516,854
Contract Owner
Redemptions:    $  (10,226,859) $  (17,552,325) $   (14,639,865) $    (6,683,555) $   (5,254,510)
Net Transfers
from(to) other
subaccounts or
fixed rate
option:         $     (273,681) $   11,493,903  $       150,605  $     5,834,087  $    8,341,737

NOTE 8:  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Pruco Life to (from) the Account.

NOTE 9:  UNIT ACTIVITY

Transactions in units (including transfers among subaccounts), for the year ended December 31, 1996 were as follows:

                                                           SUBACCOUNTS
                  ---------------------------------------------------------------------------------------------
                        MONEY           DIVERSIFIED                            FLEXIBLE         CONSERVATIVE
                       MARKET              BOND              EQUITY             MANAGED           BALANCED
                  -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
Contributions:       18,317,198.320      6,032,489.291     19,318,824.308     33,929,159.280     22,253,843.498
Contract Owner
Redemptions:        (20,797,006.538)    (5,568,937.715)   (21,974,064.812)   (45,839,478.729)   (31,093,009.761)


                                                     SUBACCOUNTS (CONTINUED)
                  ---------------------------------------------------------------------------------------------
                        HIGH
                        YIELD              STOCK             EQUITY                              PRUDENTIAL
                        BOND               INDEX             INCOME             GLOBAL            JENNISON
                  -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
Contributions:        4,533,364.255     10,183,057.448      4,799,710.141     10,050,734.228     10,385,284.939
Contract Owner
Redemptions:         (5,073,116.794)    (6,331,551.426)    (5,166,776.253)    (5,504,422.378)    (3,950,760.606)

                                      A10

NOTE 10:  PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Series Fund, Inc. were as follows:

                                                       PORTFOLIOS
                    --------------------------------------------------------------------------------
                        MONEY        DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                        MARKET           BOND           EQUITY           MANAGED         BALANCED
                    --------------  --------------  ---------------  ---------------  --------------
For the year ended
December 31, 1996
Purchases.........  $    7,103,000  $    4,249,000  $     1,489,000  $       226,000  $      180,000
Sales.............  $  (11,598,000) $   (3,444,000) $   (17,938,000) $   (43,999,000) $  (27,672,000)


                                                 PORTFOLIOS (CONTINUED)
                    --------------------------------------------------------------------------------
                         HIGH
                        YIELD           STOCK           EQUITY                          PRUDENTIAL
                         BOND           INDEX           INCOME           GLOBAL          JENNISON
                    --------------  --------------  ---------------  ---------------  --------------
For the year ended
December 31, 1996
Purchases.........  $    1,698,000  $   12,097,000  $     1,158,000  $     5,968,000  $    9,767,000
Sales.............  $   (3,029,000) $   (1,430,000) $    (2,607,000) $      (443,000) $   (1,127,000)

                                      A11

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of
Variable Universal Life Subaccounts of
Pruco Life Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Money Market Subaccount, Diversified Bond Subaccount, Equity Subaccount, Flexible Managed Subaccount, Conservative Balanced Subaccount, High Yield Bond Subaccount, Stock Index Subaccount, Equity Income Subaccount, Global Subaccount and Prudential Jennison Subaccount of Pruco Life Variable Appreciable Account at December 31, 1996, and the results of each of their operations and the changes in each of their net assets for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1996, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, New York
March 31, 1997

                                      A12

INDEPENDENT AUDITORS' REPORT

To the Contract Owners of
the Variable Universal Life subaccounts of Pruco Life Variable Appreciable Account and the Board of Directors of Pruco Life Insurance Company
Newark, New Jersey

We have audited the accompanying statements of changes in net assets of the Variable Universal Life subaccounts of Pruco Life Variable Appreciable Account of Pruco Life Insurance Company (comprising, respectively, the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, High Yield Bond, Stock Index, Equity Income, Global, and Prudential Jennison subaccounts) for the periods presented for each of the two years ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting the Pruco Life Variable Universal Account for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                                      A13


                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION



                                                              DECEMBER 31,
                                                      1996                   1995
                                                   -----------            ------------
                                                                (000'S)
ASSETS
Fixed maturities
    Held to maturity                               $  405,731             $   437,727
    Available for sale                              2,236,817               2,144,854
Equity securities                                       3,748                   4,036
Mortgage loans                                         46,915                  64,464
Investment real estate                                      -                   4,059
Policy loans                                          639,782                 569,273
Other long term investments                             4,528                   4,159
Short term investments                                169,830                 228,016
                                                   -----------            ------------
    Total invested assets                           3,507,351               3,456,588
                                                   -----------            ------------
Cash                                                   73,766                  41,435
Deferred policy acquisition costs                     633,159                 566,976
Premiums due                                            9,084                   6,367
Accrued investment income                              62,110                  59,862
Receivable from affiliates                              1,901                   8,275
Federal income tax receivable                           7,191                   6,375
Reinsurance recoverable on unpaid losses               27,014                  27,914
Other assets                                           20,000                  12,578
Separate Account assets                             5,336,851               4,285,268
                                                   -----------            ------------
TOTAL ASSETS                                       $9,678,427              $8,471,638
                                                   ===========            ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Future policy benefits and other policyholders'
   liabilities                                     $  557,351             $   501,200
Policyholders' account balances                     2,188,862               2,218,330
Deferred federal income tax payable                   148,960                 141,048
Payable to affiliate                                   51,729                  41,584
Other liabilities                                      55,090                  37,387
Separate Account liabilities                        5,277,454               4,263,896
                                                   -----------            ------------
Total Liabilities                                   8,279,446               7,203,445
                                                   -----------            ------------
Contingencies - Note 9
Stockholder's Equity
Common Stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding at
        December 31, 1996 and 1995                      2,500                   2,500
Paid-in-capital                                       439,582                 439,582
Net unrealized investment gains (less deferred
   income tax)                                         12,402                  30,836
Retained earnings                                     944,497                 795,275
                                                   -----------            ------------
Total Stockholder's Equity                          1,398,981               1,268,193
                                                   -----------            ------------
TOTAL LIABILITIES AND
STOCKHOLDER'S EQUITY                               $9,678,427              $8,471,638
                                                   ===========            ============





               SEE NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS





                                                              YEAR ENDED
                                                             DECEMBER 31,
                                                      1996       1995        1994
                                                   -----------------------------------
                                                                (000'S)
REVENUES
Premiums                                           $   51,525  $  42,089   $   22,689
Policy charges and fee income                         324,976    319,012      308,753
Net investment income                                 247,328    246,618      241,132
Realized investment gains (losses)                     10,835     13,200     (41,074)
Other income                                           20,818     26,986       13,259
                                                   -----------------------------------

Total Revenues                                        655,482    647,905      544,759
                                                   -----------------------------------

BENEFITS AND EXPENSES

Policyholders' benefits                               186,873    153,987      121,949
Interest credited to policyholders' account
   balances                                           118,246    126,926      113,711
Other operating costs and expenses                    122,006    134,790      179,173
                                                   -----------------------------------

Total Benefits and Expenses                           427,125    415,703      414,833
                                                   -----------------------------------

Income before income tax provision                    228,357    232,202      129,926
                                                   -----------------------------------

Income tax provision                                   79,135     79,558       48,031
                                                   -----------------------------------

NET INCOME                                         $  149,222  $ 152,644     $ 81,895
                                                   ===================================






                        SEE NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY



                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                       1996       1995        1994
                                                   -----------------------------------
                                                                (000'S)
Common Stock

Balance, beginning of year                         $    2,500   $   2,500   $   2,500
Issued during year                                          -           -           -
                                                   -----------------------------------

Balance, end of year                                    2,500       2,500       2,500
                                                   -----------------------------------

Paid in Capital

Balance, beginning of year                            439,582     439,582     439,582
Paid in during year                                         -           -           -
                                                   -----------------------------------

Balance, end of year                                  439,582     439,582     439,582
                                                   -----------------------------------

Net Unrealized Investment Gains (Losses)
   (Less Deferred Income Tax)

Balance, beginning of year                             30,836      (1,349)          -
Adoption of SFAS 115                                        -     (39,762)          -
Net change in unrealized investment
   gains (losses)                                     (18,434)     71,947      (1,349)
                                                   -----------------------------------

Balance, end of year                                   12,402      30,836      (1,349)
                                                   -----------------------------------

RETAINED EARNINGS

Balance, beginning of year                            795,275     642,631     560,736
Net income                                            149,222     152,644      81,895
                                                   -----------------------------------

Balance, end of year                                  944,497     795,275     642,631
                                                   -----------------------------------

TOTAL STOCKHOLDER'S EQUITY                         $1,398,981  $1,268,193  $1,083,364
                                                   ===================================






                        SEE NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                     YEAR ENDED
                                                                                     DECEMBER 31,
                                                                          1996           1995            1994
                                                                    ------------------------------------------
                                                                                        (000'S)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                           $   149,222    $   152,644    $    81,895
Adjustments to reconcile net income to net cash from
     operating activities:
     Increase in future policy benefits and other policyholders'
         liabilities                                                      56,151         22,877         31,932
     General account policy fee income                                   (50,286)       (56,637)       (48,401)
     Interest credited to policyholders' account balances                118,246        126,926        113,711
     Net decrease (increase) in Separate Accounts                        (38,025)        (3,520)        (4,121)
     Net realized investment (gains) losses                              (10,835)       (13,200)        41,074
     Amortization and other non-cash items                                26,709         (8,106)         6,228
     Change in:
         Accrued investment income                                        (2,248)          (480)        (2,597)
         Premiums due                                                     (2,717)        (1,957)        (1,374)
         Receivable from affiliates                                        6,374           (758)          (637)
         Note receivable from affiliate                                     --             --           50,000
         Deferred policy acquisition costs                               (66,183)        31,318         34,124
         Federal income tax receivable                                      (816)        12,031        (28,908)
         Other assets                                                     (6,522)       (12,689)       (11,121)
         Payable to affiliate                                             10,145         11,327        (24,029)
         Deferred federal income tax payable                               7,912         30,779           --
         Other liabilities                                                17,703        (61,306)        (5,293)
                                                                     -----------------------------------------
Cash Flows From Operating Activities                                     214,830        229,249        232,483
                                                                     -----------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Held to maturity                                          138,127        144,898      2,710,423
               Available for sale                                      3,886,254      1,886,687           --
         Equity securities                                                 7,527          5,557          1,910
         Mortgage loans                                                   19,226          7,395         10,821
         Other long term investments                                         288          1,559            607
         Investment real estate                                            4,488          2,926          8,677
     Payments for the purchase of:
         Fixed maturities:
               Held to maturity                                         (114,494)      (135,092)    (2,561,082)
               Available for sale                                     (4,008,810)    (1,741,139)          --
         Equity securities                                                (4,697)        (4,279)        (2,436)
         Mortgage loans                                                     --             --          (35,276)
         Other long term investments                                        (657)        (1,674)        (1,584)
     Policy loans                                                        (70,509)       (75,411)       (73,591)
     Net proceeds (payments) of short term investments                    58,186        (36,482)         9,845
                                                                     -----------------------------------------
Cash Flows From Investing Activities                                     (85,071)        54,945         68,314
                                                                     -----------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                       536,370         95,039        114,105
          Withdrawals (net of transfers to/from separate accounts)      (633,798)      (365,578)      (387,793)
                                                                     -----------------------------------------
Cash Flows From Financing Activities                                     (97,428)      (270,539)      (273,688)
                                                                     -----------------------------------------
     Net increase in Cash                                                 32,331         13,655         27,109
     Cash, beginning of year                                              41,435         27,780            671
                                                                     -----------------------------------------
CASH, END OF YEAR                                                    $    73,766    $    41,435    $    27,780
                                                                     =========================================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
      Income taxes paid                                              $    61,760    $    53,107    $    56,089
                                                                     =========================================



               SEE NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994

    1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRINCIPLES

    A.  Principles of Consolidation

    The accompanying consolidated financial statements include the accounts of Pruco Life Insurance Company (Pruco Life), a stock life insurance company, and its subsidiaries (collectively, the Company). Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a mutual life insurance company. The Company markets individual life insurance and deferred annuities primarily through Prudential's sales force in the United States, and in Taiwan. All significant intercompany balances and transactions have been eliminated in consolidation.

    B.  Basis of Presentation

    The Financial Accounting Standards Board (FASB) issued Interpretation No. 40 "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", as amended by Statement of Financial Accounting Standards (SFAS) No. 120 "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts", effective for fiscal years beginning after December 15, 1995. Financial statements of mutual life insurance companies, and their wholly owned stock life insurance subsidiaries, for periods beginning after December 15, 1995 which are prepared on the basis of statutory accounting practices will no longer be characterized as in conformity with generally accepted accounting principles (GAAP). As a result, the Company has prepared its 1996 consolidated financial statements in accordance with all applicable GAAP pronouncements. The 1995 and 1994 consolidated financial statements, which were previously prepared on the statutory basis of accounting, have been restated in accordance with GAAP. The cumulative effect of adopting GAAP as of January 1, 1994 was an increase in retained earnings of $378.3 million. See Note 7 for a reconciliation of the Company's surplus and net income determined in accordance with statutory accounting practices with equity and net income determined on a GAAP basis.

    On January 1, 1995, the Company adopted SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities," which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of this statement decreased stockholder's equity by $39.8 million net of deferred income tax benefit of $21.4 million. In 1994 prior to the adoption of SFAS 115, all fixed maturities were carried at amortized cost.

    C.  Investments

    Fixed Maturities - Securities held to maturity are those that the Company has the positive intent and ability to hold to maturity and are principally reported at amortized cost. Amortized cost is adjusted to estimated fair value for impairments which are deemed to be other than temporary.

    Where the Company may not have the positive intent to hold fixed maturities until maturity, the securities are classified as "Available for Sale." These securities are reported at market value based principally on their quoted market prices. The associated unrealized gains and losses, net of income taxes and deferred policy acquisition costs, are included as a component of equity or if deemed to be other than temporary, are included as a realized loss.

    Equity Securities consist primarily of common and preferred stocks. Marketable equity securities are reported at market value based principally on their quoted market prices. Cost basis of the equity securities is $3.9 million and $5.3 million as of December 31, 1996 and 1995, respectively. The associated unrealized gains and losses are included as a component of equity.

    Mortgage Loans and Policy Loans are stated primarily at unpaid principal balances, net of unamortized discounts. Interest income is recognized as net investment income earned.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


    Investment Real Estate acquired through foreclosure during 1994 was sold in 1996 for $4.5 million.

    Other Long Term Investments, which consist of limited partnerships, are valued at the aggregate net equity in the partnerships. Certain investments in this category were non-income producing at December 31, 1995. These investments were $.3 million at December 31, 1995. There were no non-income producing investments at December 31, 1996 and 1994.

    Partnership and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting. Non real estate related interests of $4.5 million and $4.1 million are included in other long term investments, at December 31, 1996 and 1995, respectively. The Company's share of net income from such entities was $1.4 million, $.3 million, and $1.9 million for the years ended December 31, 1996, 1995, and 1994, respectively, and is reported in net investment income.

    Realized investment gains and losses are reported based on specific identification of the investments sold.

    Short-term investments are fixed maturities that mature within one year, and are reported at estimated fair value.

    D.  Revenue Recognition and Related Expenses

    Universal life contracts are long duration life insurance contracts that involve significant mortality and morbidity risk with both fixed and guaranteed terms. Investment contracts are long duration contracts that do not subject the insurance enterprise to risks arising from policyholder mortality or morbidity. Amounts received as payments for these contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist primarily of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration fees and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

    Premiums, policy benefits and claims from traditional life and annuity policies, generally are recognized in operations when due.

    E.  Deferred Policy Acquisition Costs

    Acquisition costs consist of commissions and other costs which vary with and are primarily related to the production or acquisition of new business. Acquisition costs related to universal life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality, expense margins and surrender charges based on historical and anticipated future experience. Amortization of deferred policy acquisition costs was $9.3 million, $54.4 million, and $76.0 million for the years ended December 31, 1996, 1995, and 1994, respectively. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect on the deferred policy acquisition asset that would result from realization of unrealized investment gains (losses) is recognized with an offset to unrealized investment gains (losses) in consolidated stockholder's equity.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


    F.   Future Policy Benefits and Policyholders' Account Balances

    Benefit reserve liabilities for payout annuities such as matured deferred annuities and supplementary contracts represent the present values of estimated future benefits payments and related expenses. Present values for these contracts are computed using interest rates ranging from 6.5% to 11%. The mortality assumption for these contracts is the 83 IAM tables. Reserves for supplementary benefits are stated at interest rates that vary from 4% to 6.5% using mortality and morbidity assumptions either from company experience or various actuarial tables.

    When liabilities for future policy benefits plus the present value of expected future gross deposits are insufficient to provide expected future policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter, if required, a premium deficiency reserve is established as a charge to income.

    Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross deposits plus interest credited less expense and mortality charges and withdrawals.

    Interest crediting rates on life insurance products range from 3.35% to 7%.


    G.  Separate Accounts

    Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

    All Separate Account assets are carried at market value. Deposits to all Separate Accounts are reported as increases in Separate Account liabilities, which equal the Separate Account policy account fund values. Charges assessed against Policyholders' account balances for mortality, policy administration and surrender charges are included in policy charges and fee income. Mortality and expense risk charges are applied against the Policyholders' account balance. The Separate Account assets are legally segregated and are not subject to claims that arise out of any other business of the Company.

    H.  Estimates

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994



2.  FIXED MATURITIES

Gross unrealized gains and losses for securities classified as Held to Maturity and Available for Sale, by major security type, are as follows:

                                                DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------
                                                        Gross           Gross
                                       Amortized      Unrealized      Unrealized            Fair
(000's)                                  Cost           Gains           Losses             Value
---------------------------------------------------------------------------------------------------
Held to Maturity
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies                $       -       $       -       $       -       $       -

Foreign government bonds                         -               -               -               -

Corporate securities                       405,731          10,947             576         416,102

Mortgage-backed securities                       -               -               -               -

Other fixed maturities                           -               -               -               -

---------------------------------------------------------------------------------------------------
Total                                    $ 405,731       $  10,947       $     576       $ 416,102
---------------------------------------------------------------------------------------------------





                                                DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------
                                                        Gross           Gross
                                       Amortized      Unrealized      Unrealized            Fair
(000's)                                  Cost           Gains           Losses             Value
---------------------------------------------------------------------------------------------------
Available For Sale
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies              $    32,055       $      30        $    174    $     31,911

Foreign government bonds                    90,447             857             205          91,099

Corporate securities                     2,087,250          30,365           4,206       2,113,409

Mortgage-backed securities                     398               -               -             398

Other fixed maturities                           -               -               -               -

---------------------------------------------------------------------------------------------------
Total                                  $ 2,210,150       $  31,252        $  4,585    $  2,236,817
---------------------------------------------------------------------------------------------------


                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994




                                                DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------
                                                        Gross           Gross
                                       Amortized      Unrealized      Unrealized            Fair
(000's)                                  Cost           Gains           Losses             Value
---------------------------------------------------------------------------------------------------
Held to Maturity
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies              $         -     $         -     $         -      $        -

Foreign government bonds                         -               -               -               -

Corporate securities                       437,727          18,629           1,805         454,551

Mortgage-backed securities                       -               -               -               -

Other fixed maturities                           -               -               -               -

---------------------------------------------------------------------------------------------------
Total                                  $   437,727     $    18,629     $     1,805      $  454,551
---------------------------------------------------------------------------------------------------





                                                DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------
                                                        Gross           Gross
                                       Amortized      Unrealized      Unrealized            Fair
(000's)                                  Cost           Gains           Losses             Value
---------------------------------------------------------------------------------------------------
Available For Sale
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies             $    324,854     $     6,830     $        61    $    331,623

Foreign government bonds                    73,042           3,055               -          76,097

Corporate securities                     1,507,248          54,545           2,168       1,559,625

Mortgage-backed securities                 169,190           8,717             398         177,509

Other fixed maturities                           -               -               -               -

---------------------------------------------------------------------------------------------------
Total                                 $  2,074,334     $    73,147     $     2,627    $  2,144,854
---------------------------------------------------------------------------------------------------


                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994



The amortized cost and estimated fair value of fixed maturities at December 31, 1996, categorized by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties.



                                DECEMBER 31, 1996
------------------------------------------------------------------------------
                                                                     Estimated
                                                        Amortized       Fair
(000's)                                                    Cost        Value
------------------------------------------------------------------------------
Held to Maturity

Due in one year or less                                $   28,653   $   28,762

Due after one year through five years                     156,013      158,183

Due after five years through ten years                    194,765      202,766

Due after ten years                                        26,300       26,391

Mortgage-backed securities                                   --           --
------------------------------------------------------------------------------

Total                                                  $  405,731   $  416,102
------------------------------------------------------------------------------




                                DECEMBER 31, 1996
------------------------------------------------------------------------------
                                                                     Estimated
                                                        Amortized       Fair
(000's)                                                    Cost        Value
------------------------------------------------------------------------------
Available For Sale

Due in one year or less                                $  130,400   $  131,301

Due after one year through five years                   1,561,854    1,578,979

Due after five years through ten years                    398,090      404,920

Due after ten years                                       119,408      121,219

Mortgage-backed securities                                    398          398
------------------------------------------------------------------------------

Total                                                  $2,210,150   $2,236,817
------------------------------------------------------------------------------


Proceeds from the sale of fixed maturities during 1996, 1995, and 1994 were $3.8 billion, $1.8 billion, and $2.6 billion, respectively. Gross gains of $28.7 million, $28.8 million, and $16.8 million and gross losses of $19.7 million, $17.5 million, and $49.8 million were realized on those sales during 1996, 1995, and 1994, respectively.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994

3.  Net Investment Income                                         YEAR ENDED
                                                                  DECEMBER 31,
                                                        1996         1995         1994
                                             -------------------------------------------
                                                                    (000'S)
Net investment income consists of:
  Gross investment income
       Fixed maturities
            Held to maturity                         $  33,419    $  33,458    $ 196,909
            Available for sale                         152,445      160,740         --
       Equity securities                                    44          104           14
       Mortgage loans                                    5,669        7,757        4,041
       Investment real estate                              613          647        2,146
       Policy loans                                     33,449       29,775       25,692
       Short term investments                           16,780       15,092       12,676
       Other                                             9,438        3,949        5,075
                                             -------------------------------------------
                                                       251,857      251,522      246,553
  Investment expenses                                   (4,529)      (4,904)      (5,421)
                                             ===========================================
  Net investment income                              $ 247,328    $ 246,618    $ 241,132
                                             ===========================================


4.  Investment Gains (Losses)
                                                                  YEAR ENDED
                                                                  DECEMBER 31,
                                                        1996         1995         1994
                                             -------------------------------------------
                                                                    (000'S)
Realized investment gains (losses)
       Fixed maturities - Available for sale         $   9,036    $  11,359    $ (38,180)
       Equity securities                                   781        2,020          503
       Mortgage loans                                    1,677          (90)      (4,581)
       Investment real estate                              487          (99)       1,184
       Other                                            (1,146)          10         --
                                             -------------------------------------------

Realized investment gains (losses)                   $  10,835    $  13,200    $ (41,074)
                                             ===========================================


                                                                  YEAR ENDED
                                                                  DECEMBER 31,
                                                          1996         1995         1994
                                             -------------------------------------------
                                                                    (000'S)
Net unrealized investment gains
    (losses), beginning of period                    $  30,836    $  (1,349)   $    --

Net unrealized investment gains (losses)
    Fixed maturities - Available for sale              (43,853)     131,712         --
    Equity securities                                    1,403          827       (2,108)
                                             -------------------------------------------
                                                       (42,450)     132,539       (2,108)

Deferred income tax benefit (provision)                 15,398      (47,714)         759
Deferred policy acquisition costs
    (net of deferred income taxes)                       8,618      (12,878)        --
                                             -------------------------------------------
Net change in unrealized
    investment gains (losses)                          (18,434)      71,947       (1,349)

Adoption of SFAS 115                                      --        (39,762)        --

                                             -------------------------------------------
Net unrealized investment gains
    (losses), end of period                          $  12,402    $  30,836       (1,349)
                                             ===========================================

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


5.  Fair Value Information

The fair value amounts have been determined by the Company using available information and reasonable valuation methodologies. Considerable judgment is applied, as necessary, in interpreting data to develop the estimates of fair value. Accordingly, the estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values.

The following methods and assumptions were used in calculating the fair values.

Fixed Maturities - Fair values for fixed maturities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve adjusted for the type of issue, its current quality and its remaining average life.

Equity Securities - Fair value is based on quoted market prices.

Mortgage Loans - The fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy Loans - The estimated fair value is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

Policyholders' Account Balances - Fair values for policyholders' account balances are equal to the policy account values.

Short-term Investments - Fair values for short-term investments are based on quoted market prices or estimates from independent pricing services.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1996 and 1995:

                                                           1996                                1995
                                            CARRYING VALUE      FAIR VALUE        CARRYING VALUE      FAIR VALUE
                                            --------------      ----------        --------------      ----------
                                                                         (000'S)
Financial Assets:
     Fixed maturities:
          Held to maturity                 $     405,731   $     416,102         $     437,727   $     454,551
          Available for sale                   2,236,817       2,236,817             2,144,854       2,144,854
     Mortgage loans                               46,915          46,692                64,464          63,635
     Policy loans                                639,782         623,218               569,273         577,975
     Equity securities                             3,748           3,748                 4,036           4,036
     Short-term investments                      169,830         169,830               228,016         228,016

Financial Liabilities:
     Policyholders'
        account balances                   $   2,188,862   $   2,188,862         $   2,218,330   $   2,218,330

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


6.  Income Taxes

The Company is a member of a group of affiliated companies which join in filing a consolidated federal income tax return in addition to separate company state and local tax returns. The Internal Revenue Code limits the amount of nonlife insurance losses that may offset life insurance company taxable income. Companies operating outside the United States are taxed under applicable foreign statutes.

Pursuant to the tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. The Company has a net receivable from Prudential of $7.2 million and $6.4 million as of December 31, 1996 and 1995, respectively.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes.


The components of income taxes are as follows:

                                                     YEAR ENDED
                                                    DECEMBER 31,
                                             1996       1995       1994
                                    -------------------------------------
                                                       (000'S)
Current income tax provision:
   Federal income tax                      $ 59,489   $ 65,131   $ 59,641
   State and local income tax                   703      1,876      3,036
   Foreign income tax                             4          7          7
                                    -------------------------------------
   Total current income tax                  60,196     67,014     62,684
Deferred income tax provision
     (benefit):
   Federal income tax                        18,413     12,196    (14,246)
   State and local income tax                   526        348       (407)
                                    -------------------------------------
   Total deferred income tax                 18,939     12,544    (14,653)
                                    -------------------------------------
Total income tax provision                 $ 79,135   $ 79,558   $ 48,031
                                    =====================================



The income tax provision is different from the amount computed using the expected federal income tax rate of 35% for the following reasons:

                                                      YEAR ENDED
                                                     DECEMBER 31,
                                              1996       1995       1994
                                      -------------------------------------
                                                        (000'S)

Expected federal income tax expense        $ 79,926    $ 81,271    $ 45,474
State income taxes                            1,229       2,224       2,629
Other                                        (2,020)     (3,937)        (72)
                                      =====================================
Total income tax provision                 $ 79,135    $ 79,558    $ 48,031
                                      =====================================

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994



The components of net deferred income taxes payable are as follows:

                                                    YEAR ENDED
                                                   DECEMBER 31,
                                              1996              1995
                                        ------------------------------
                                                      (000'S)
Deferred Income Tax Assets
Insurance liabilities                      $  38,532         $  40,732
Other                                           --                --
                                        ------------------------------
Total deferred income tax assets           $  38,532         $  40,732
                                        ==============================

Deferred Income Tax Liabilities
Deferred acquisition costs                 $ 173,785         $ 153,526
Net investment gains                          12,502            28,157
Other                                          1,205                97
                                        ------------------------------
Total deferred income tax liabilities        187,492           181,780
                                        ------------------------------
Deferred federal income tax payable        $ 148,960         $ 141,048
                                        ==============================



The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns through 1989. The Service is examining the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


    7.  Stockholder's Equity Reconciliation

    The reconciliation of statutory net income to GAAP net income, and statutory surplus to GAAP equity as of December 31, 1996, 1995, and 1994 are as follows:

                                                   1996               1995               1994
                                        ---------------------------------------------------------
                                                                 (000'S)
Statutory net income                           $    73,847        $   157,751        $    52,955
     Deferred acquisition costs                     48,862             (6,103)           (34,124)
     Deferred premium                                1,295               (743)             1,122
     Insurance liabilities                          10,211             22,890             31,780
     Income taxes                                   (7,780)           (27,669)            42,755
     Interest maintenance reserve                      365              5,480            (24,704)
     Separate accounts and other                    22,422              1,038             12,111
                                        ---------------------------------------------------------
GAAP net income                                $   149,222        $   152,644        $    81,895
                                        =========================================================


Statutory surplus                              $   901,645        $   829,022        $   676,087
     Investment valuation                           26,678             70,776                  -
     Deferred acquisition costs                    633,159            566,976            598,294
     Deferred premium                              (11,859)           (13,154)           (12,412)
     Insurance liabilities                        (124,781)          (153,995)           (71,076)
     Income taxes                                 (124,823)          (128,070)           (82,167)
     Asset valuation reserve and interest
           maintenance reserve                      68,733             64,551             23,690
     Other                                          30,229             32,087            (49,052)
                                        ---------------------------------------------------------
GAAP stockholder's equity                      $ 1,398,981        $ 1,268,193        $ 1,083,364
                                        =========================================================



    The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


    8.  Related Party Transactions

    A.  Service Agreements

    The Company, Prudential, and Pruco Securities Corporation, an indirect wholly-owned subsidiary of Prudential, operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided. The net cost of these services allocated to the Company were $102 million, $98 million and $78 million for the years ended December 31, 1996, 1995, and 1994, respectively.

    B.  Pension Plans

    The Company is a wholly-owned subsidiary of Prudential which sponsors several defined benefit pension plans that cover substantially all of its employees. Benefits are generally based on career average earnings and credited length of service. Prudential's funding policy is to contribute annually the amount necessary to satisfy the Internal Revenue Service contribution guidelines.

    No pension expense for contributions to the plan was allocated to the Company in 1996, 1995, or 1994 because the plan was subject to the full funding limitation under the Internal Revenue Code.

    C.  Postretirement Life and Health Benefits

    Prudential also sponsors certain life insurance and health care benefits for its retired employees. Substantially all employees may become eligible to receive a benefit if they retire after age 55 with at least 10 years of service. Prudential elected to amortize its obligation over twenty years. A provision for contributions to the postretirement fund is included in the net cost of services allocated to the Company discussed above for the years ended December 31, 1996, 1995, and 1994.

    D.  Reinsurance

    The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically: reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1996, 1995, and 1994.

    9.  Contingencies

    Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

    10.  Dividends

    The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1996, the Company would be permitted a maximum of $48 million in dividend distribution in 1997, all of which could be paid in cash, without approval from The State of Arizona Department of Insurance.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
Pruco Life Insurance Company


In our opinion, the accompanying consolidated statement of financial position and the related consolidated statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company and its subsidiaries at December 31, 1996, and the results of their operations and their cash flows for the year in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/ PRICE WATERHOUSE LLP
--------------------------
PRICE WATERHOUSE LLP
New York, New York
March 21, 1997

INDEPENDENT AUDITORS' REPORT


To The Board of Directors of
Pruco Life Insurance Company
Newark, New Jersey


We have audited the accompanying consolidated statement of financial position of Pruco Life Insurance Company and subsidiaries as of December 31, 1995, and the related consolidated statements of operations, stockholder's equity and cash flows for the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the accompanying financial statements presents fairly, in all material respects, the consolidated financial position of Pruco Life Insurance Company and subsidiaries as of December 31, 1995, and the consolidated results of operations and cash flows for the years ended December 31, 1995 and 1994 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company has retroactively adopted all applicable generally accepted accounting principles relating to stock life insurance subsidiaries of mutual life insurance companies and has changed, as of January 1, 1995, the method of accounting for fixed maturity investments.


/s/ DELOITTE & TOUCHE LLP
Parsippany, N.J.
December 19, 1996

PRUCO LIFE INSURANCE COMPANY
213 Washington Street
Newark, New Jersey 07102-2992
Telephone: (800) 437-4016, Ext. 46


Vul-1 Ed. 5/97
Cat# 64M9743

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES


Pruco Life Insurance Company represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the depositor.


                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION


Prudential Directors' and Officers' Liability and Corporation Reimbursement Insurance program, purchased by Prudential from Aetna Casualty & Surety Company, CNA Insurance Companies, Lloyds of London, Great American Insurance Company, Reliance Insurance Company, Corporate Officers & Directors Assurance Ltd., A.C.E. Insurance Company, Ltd., XL Insurance Company, Ltd., and Zurich-American Insurance Company, provides reimbursement for "Loss" (as defined in the policies) which the Company pays as indemnification to its directors or officers resulting from any claim for any actual or alleged act, error, misstatement, misleading statement, omission, or breach of duty by persons in the discharge of their duties in their capacities as directors or officers of Prudential, any of its subsidiaries, or certain investment companies affiliated with Prudential. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified. Loss essentially is the legal liability on claims against a director or officer, including adjudicated damages, settlements and reasonable and necessary legal fees and expenses incurred in defense of adjudicatory proceedings and appeals therefrom. Loss does not include punitive or exemplary damages or the multiplied portion of any multiplied damage award, criminal or civil fines or penalties imposed by law, taxes or wages, or matters which are uninsurable under the law pursuant to which the policies are construed.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) claims brought about or contributed to by the criminal, dishonest or fraudulent acts or omissions or the willful violation of any law by a director or officer, (2) claims based on or attributable to directors or officers gaining personal profit or advantage to which they were not legally entitled, and (3) claims arising from actual or alleged performance of, or failure to perform, services as, or in any capacity similar to, an investment adviser, investment banker, underwriter, broker or dealer, as those terms are defined in the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Advisers Act of 1940, the Investment Company Act of 1940, any rules or regulations thereunder, or any similar federal, state or local statute, rule or regulation.

The limit of coverage under the program for both individual and corporate reimbursement coverage is $150,000,000. The retention for corporate reimbursement coverage is $10,000,000 per loss.

The relevant provisions of New Jersey law permitting or requiring indemnification, New Jersey being the state of organization of Prudential, can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The relevant provisions of Arizona law, Arizona being the state of organization of Pruco Life, can be found in Section 10-005 of the Arizona Statutes Annotated. The text of Prudential's by-law 26, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1.A.(6)(b) of Post-Effective Amendment No. 1 to Form S-6, Registration No. 33-61079, filed April 25, 1996, on behalf of The Prudential Variable Appreciable Account. The text of Pruco Life's by-laws, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1.A.(6)(b) to this Registration Statement.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:
-------------------------------------------------------------------------

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 71 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:


     1.  Price Waterhouse LLP
     2.  Deloitte & Touche LLP
     3.  Clifford E. Kirsch, Esq.
     4.  Ching-Meei Chang, MAAA, FSA

The following exhibits:


     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:


          A.    (1)     Resolution of Board of Directors of Pruco Life Insurance
                        Company establishing the Pruco Life Variable Appreciable
                        Account. (Note 3)


                (2)     Not Applicable.

                (3)     Distributing Contracts:

                        (a) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company. (Note 3)

                        (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 3)

                        (c)      Schedules of Sales Commissions. (Note 5)

                (4)     Not Applicable.

                (5)     Variable Universal Life Insurance Contract: (Note 3)

                (6)     (a)      Articles of Incorporation of Pruco Life
                                 Insurance Company, as amended October 19, 1993.
                                 (Note 3)

                        (b) By-laws of Pruco Life Insurance Company, as amended June 18, 1996. (Note 7)

                (7)     Not Applicable.

                (8)     Not Applicable.

                (9)     Not Applicable.

               (10)     (a)      Application Form. (Note 3)

                        (b)      Supplement to the Application. (Note 2)

               (11)     Form of Notice of Withdrawal Right. (Note 5)

               (12) Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 3)

               (13)     Available Contract Riders and Endorsements:

                        (a) Rider for Payment of Premium Benefit Upon Insured's Total Disability. (Note 3)

                        (b)      10 Year Level Premium Term Rider on Insured.
                                 (Note 5)

                        (c)      10 Year Level Premium Term Rider on Spouse.
                                 (Note 5)

                        (d)      Annually Renewable Term Rider on Insured. (Note
                                 5)

                        (e)      Children's Rider. (Note 5)

                        (f)      Living Needs Benefit Rider

                                 (i)    for use in Florida. (Note 3)

                                 (ii)   for use in all approved jurisdictions
                                        except Florida.  (Note 3)


     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.

     6. Opinion and Consent of Ching-Meei Chang, MAAA, FSA, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7.   Powers of Attorney:

          (a)      William M. Bethke, Ira J. Kleinman, Mendel A. Melzer, Esther
                   H. Milnes, I. Edward Price, William F. Yelverton (Note 6)

          (b)      Linda S. Dougherty (Note 7)

          (c)      Kiyofumi Sakaguchi (Note 4)

    27.            Financial Data Schedule. (Note 1)

(Note 1)           Filed herewith.


(Note 2)           Incorporated by reference to Form S-6, Registration No.
                   33-61079, filed July 17, 1995 on behalf of The Prudential Variable Appreciable Account.

(Note 3)           Incorporated by reference to Registrant's Form S-6, filed
                   July 2, 1996.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6, Registration No. 33-49994, filed on or about April 25, 1997 on behalf of the Pruco Life PRUvider Variable Appreciable Account.

(Note 5) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Form S-6, filed November 25, 1996 on behalf of the Pruco Life Variable Appreciable Account.

(Note 6)           Incorporated by reference to Form 10-K, Registration No.
                   33-08698, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 3 to Form S-1, Registration No. 33- 86780, filed April 9, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Pre-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 25th day of April, 1997.



(Seal)              THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
                                   (Registrant)

                         By: PRUCO LIFE INSURANCE COMPANY
                                    (Depositor)


Attest:      /s/ THOMAS C. CASTANO          By:    /s/ ESTHER H. MILNES
             ------------------------              -----------------------
             Thomas C. Castano                     Esther H. Milnes
             Assistant Secretary                   President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 25th day of April, 1997.


      SIGNATURE AND TITLE


/s/ *
-----------------------------------------
Esther H. Milnes
President and Director


/s/ *
-----------------------------------------
Linda S. Dougherty
Chief Accounting  Officer and Comptroller


/s/ *
-----------------------------------------
William M. Bethke
Director

/s/ *                                       *By:   /s/ THOMAS C. CASTANO
-----------------------------------------          ------------------------
Ira J. Kleinman                                    Thomas C. Castano
Director                                           (Attorney-in-Fact)


/s/ *
-----------------------------------------
Mendel A. Melzer
Director


/s/ *
-----------------------------------------
I. Edward Price
Director


/s/ *
-----------------------------------------
Kiyofumi Sakaguchi
Director


/s/ *
-----------------------------------------
William F. Yelverton
Director

                                  EXHIBIT INDEX

          Consent of Price Waterhouse LLP, independent accountants.   Page II-7

          Consent of Deloitte & Touche LLP, independent auditors.     Page II-8


 3.       Opinion and Consent of Clifford E. Kirsch, Esq. as to the   Page II-9
          legality of the securities being registered.

 6.       Opinion and Consent of Ching-Meei Chang, MAAA, FSA, as      Page II-10
          to actuarial matters pertaining to the securities being registered.

27.       Financial Data Schedule.                                    Page II-11